                            SCHEDULE 14A INFORMATION
                           Proxy Statement Pursuant to
              Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant                                                 [X]
Filed by a Party other than the Registrant                              [ ]

Check the appropriate box:

[ ]         Preliminary Proxy Statement
[ ]         Confidential, for Use of the Commission Only
            (as permitted by Rule 14a-6(e)(2))
[X]         Definitive Proxy Statement
[ ]         Definitive Additional Materials
[ ]         Soliciting Material Pursuant to Section 240.14a-11(c)
            or Section 240.14a-12

                                 GENE LOGIC INC.
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                (Name of Registrant as Specified in Its Charter)

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     (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box)

[X]         No fee required.
[ ]         Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
            and 0-11.

1.          Title of each class of securities to which transaction applies:

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2.          Aggregate number of securities to which transaction applies:

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3.          Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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4.          Proposed maximum aggregate value of transaction:

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5.          Total fee paid:

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[ ]         Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

6.          Amount Previously Paid:

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7.          Form, Schedule or Registration Statement No.:

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8.          Filing Party:

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9.          Date Filed:

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

                                 GENE LOGIC INC.
                             708 QUINCE ORCHARD ROAD
                          GAITHERSBURG, MARYLAND 20878

       NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 8, 2000

TO THE STOCKHOLDERS OF GENE LOGIC INC.:

            NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of GENE LOGIC INC., a Delaware corporation (the "Company"), will be held on Thursday, June 8, 2000 at 3:00 p.m. Eastern Daylight Time at the Company's executive offices, 708 Quince Orchard Road, Gaithersburg, Maryland 20878, for the following purpose:

1. To elect two directors to hold office until the 2003 Annual Meeting of Stockholders.

2. To approve the Company's 1997 Equity Incentive Plan, as amended, to increase the aggregate number of shares of Common Stock authorized for issuance under such plan by 1,500,000 shares.

3. To approve an amendment to the Company's Employee Stock Purchase Plan to increase the aggregate number of shares of Common Stock authorized for issuance under such plan by 250,000 shares.

4. To ratify the selection of Ernst & Young LLP as independent auditors of the Company for its fiscal year ending December 31, 2000.

5. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

            The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

            The Board of Directors has fixed the close of business on April 21, 2000, as the record date for the determination of stockholders entitled to notice of and to vote at this Annual Meeting and at any adjournment or postponement thereof.

                      By Order of the Board of Directors

                      /S/ MARK D. GESSLER

                      Mark D. Gessler
                      President, Chief Operating Officer, Secretary and Director


Gaithersburg, Maryland
May 12, 2000

            ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. A RETURN ENVELOPE (WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES) IS ENCLOSED FOR THAT PURPOSE. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

                                 GENE LOGIC INC.
                             708 Quince Orchard Road
                          Gaithersburg, Maryland 20878

               PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

                                  JUNE 8, 2000

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

            The enclosed proxy is solicited on behalf of the Board of Directors of GENE LOGIC INC., a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders to be held on June 8, 2000, at 3:00 p.m. local time (the "Annual Meeting"), or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The Annual Meeting will be held at the Company's executive offices, 708 Quince Orchard Road, Gaithersburg, Maryland 20878. The Company intends to mail this proxy statement and accompanying proxy card on or about May 12, 2000 to all stockholders entitled to vote at the Annual Meeting.

SOLICITATION

            The Company will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of Common Stock beneficially owned by others to forward to such beneficial owners. The Company may reimburse persons representing beneficial owners of Common Stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors, officers or other regular employees of the Company or, at the Company's request, ChaseMellon Shareholder Services, L.L.C. No additional compensation will be paid to directors, officers or other regular employees for such services, but ChaseMellon Shareholder Services, L.L.C. will be paid its customary fee, estimated to be $8,500, if it renders solicitation services.

VOTING RIGHTS AND OUTSTANDING SHARES

            Only holders of record of Common Stock at the close of business on April 21, 2000 will be entitled to notice of and to vote at the Annual Meeting. At the close of business on April 21, 2000 the Company had outstanding and entitled to vote 25,444,364 shares of Common Stock.

            Each holder of record of Common Stock on such date will be entitled to one vote for each share held on all matters to be voted upon at the Annual Meeting.

            All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions will be counted towards the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes.

REVOCABILITY OF PROXIES

            Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing with the Secretary of the Company at the Company's principal executive office, 708 Quince Orchard Road, Gaithersburg, Maryland 20878, written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the meeting and voting in person. Attendance at the meeting will not, by itself, revoke a proxy.

                                       1.

STOCKHOLDER PROPOSALS

            The deadline for submitting a stockholder proposal for inclusion in the Company's proxy statement and form of proxy for the Company's 2001 annual meeting of stockholders pursuant to Rule 14a-8 of the Securities and Exchange Commission is January 12, 2001. Unless a stockholder who wishes to bring a matter before the stockholders at the Company's 2001 annual meeting of stockholders notifies the Company of such matter prior to March 28, 2001, management will have discretionary authority to vote all shares for which it has proxies in opposition to such matter.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

            The Company's Amended and Restated Certificate of Incorporation and By-laws provide that the Board of Directors shall be divided into three classes, each class consisting, as nearly as possible, of one-third of the total number of directors, with each class having a three-year term. Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board to fill a vacancy (including a vacancy created by an increase in the Board of Directors) shall serve for the remainder of the full term of the class of directors in which the vacancy occurred and until such director's successor is elected and qualified.

            The Board of Directors is presently composed of seven members. There are two directors in the class whose term of office expires in 2000. Each of the nominees for election to this class is currently a director of the Company who was previously elected by the stockholders. If elected at the Annual Meeting, each of the nominees would serve until the 2003 annual meeting of stockholders and until his or her successor is elected and has qualified, or until such director's earlier death, resignation or removal.

            Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote at the meeting. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the two nominees named below. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as management may propose. Each person nominated for election has agreed to serve if elected, and management has no reason to believe that any nominee will be unable to serve.

            The following table sets forth the names of the Board of Directors' nominees for election as directors and those directors who will continue to serve after the Annual Meeting. Also set forth is certain other information with respect to each such person's age, the periods during which he has served as a director and positions currently held with the Company.

                                       2.

                                                          DIRECTOR     EXPIRATION OF        PRINCIPAL OCCUPATION/
NOMINEES FOR A THREE-YEAR TERM                  AGE        SINCE          TERM              POSITIONS HELD WITH THE COMPANY
--------------------------------               -----       ------         ----            -----------------------------------------

Charles L. Dimmler III (1) (2)                  58          1996           2000                                Director

G. Anthony Gorry, Ph.D.                         59          1997           2000                                Director

CONTINUING DIRECTORS
-------------------------------
Jules Blake, Ph.D. (1) (2)                      75          1994           2001                                Director

Michael J. Brennan, M.D., Ph.D.                 42          1995           2001           Chief Executive Officer and Chairman of
                                                                                                        the Board of Directors
Mark D. Gessler                                 38          2000           2002           President, Chief Operating Officer,
                                                                                                        Secretary and Director

Jeffrey D. Sollender                            40          1997           2002                                Director

Alan G. Walton, Ph.D., D.Sc. (2)                64          1994           2002                                Director

----------------------------------------------
(1) Member of Audit Committee.
(2) Member of Compensation Committee.

       Set forth below is biographical information for each person nominated and each person whose term of office as a director will continue after the Annual Meeting.

             NOMINEES FOR ELECTION FOR A TERM EXPIRING AT THE 2003
                         ANNUAL MEETING OF STOCKHOLDERS

       CHARLES L. DIMMLER III. Mr. Dimmler has served as a director of the Company since May 1996. Mr. Dimmler has been a Managing Director of Burrill & Company, a private merchant banking firm specializing in the life science industries, since January 2000. From July 1994 to December 1999, Mr. Dimmler was an investment officer of Cross Atlantic Partners Funds and an operating officer of Cross Atlantic Partners, Inc., a unit of Investec Group Investments Limited. Since 1988, Mr. Dimmler has been a General Partner of Hambro International Equity Fund. He serves as a director of several private companies. Mr. Dimmler earned his undergraduate degree from the University of California, Davis.

       G. ANTHONY GORRY, PH.D. Dr. Gorry has served as a director of the Company since January 1997. Since April 1992, Dr. Gorry has been Vice President, Information Technology and Professor of Computer Science at Rice University. Presently he is also Professor of Management and Director of the Center for Technology in Teaching and Learning at Rice. Dr. Gorry is also a Director of the W.M. Keck Center for Computational Biology, a joint endeavor of Rice, Baylor College of Medicine and the University of Houston. He directs a training grant on computational biology funded by the National Library of Medicine. He is also Adjunct Professor of Neuroscience at Baylor College of Medicine. Dr. Gorry holds a B.Eng. from Yale University, an M.S. in chemical engineering from the University of California, Berkeley and a Ph.D. in computer science from the Massachusetts Institute of Technology. He is a Member of the Institute of Medicine and of the National Academy of Sciences and a Fellow of the American College of Medical Informatics.

                        THE BOARD OF DIRECTORS RECOMMENDS
                     A VOTE IN FAVOR OF EACH NAMED NOMINEE.

DIRECTORS CONTINUING IN OFFICE UNTIL THE 2001 ANNUAL MEETING OF STOCKHOLDERS

       JULES BLAKE, PH.D. Dr. Blake has served as a director of the Company since our inception in September 1994. From 1973 until his retirement in 1989, Dr. Blake served as Vice President of Research and Development and Vice President, Corporate Scientific Affairs, for Colgate-Palmolive, Inc., a consumer products company. Dr. Blake was appointed as an Industrial Research Institute Fellow at the United States Office of Science and Technology Policy, Executive Office of the President, where he served until 1991. Dr. Blake serves on the boards of directors of



                                       3.

the public companies Martek Biosciences Corporation and ProCyte Corporation. Dr. Blake holds a Ph.D. in organic chemistry from the University of Pennsylvania.

       MICHAEL J. BRENNAN, M.D., PH.D. Dr. Brennan has served as our Chief Executive Officer and as a director since December 1995 and as the Chairman of the Board of Directors since March 2000. From December 1995 through January 1999, Dr. Brennan also served as our President. From October 1993 to November 1995, he was Vice President, Business Development for Corange International Limited's worldwide therapeutics business, Boehringer Mannheim Therapeutics. From June 1990 to October 1993, Dr. Brennan was a director and the general manager of Boehringer Mannheim, South Africa. Dr. Brennan received a Ph.D. in neurobiology and an M.D. from the University of Witwatersrand, Johannesburg, South Africa. In 1985, he completed his residency in neurology at Boston City Hospital.

DIRECTORS CONTINUING IN OFFICE UNTIL THE 2002 ANNUAL MEETING OF STOCKHOLDERS

       MARK D. GESSLER. Mr. Gessler has served as our President and Chief Operating Officer since January 1999 and as a director of the Company since March 2000. From June 1996 to October 1999, Mr. Gessler served as our Chief Financial Officer and, from June 1996 to January 1999, was our Senior Vice President, Corporate Development. From February 1993 to June 1996, he was with GeneMedicine Inc., a gene therapy company, most recently as Vice President, Corporate Development. From 1988 until January 1993, he was Director of Business Development at BCM Technologies Inc., the venture and technology subsidiary of Baylor College of Medicine. While in that position, Mr. Gessler co-founded three biotechnology companies and a software company. Mr. Gessler holds an MBA from the University of Tennessee and was an Adjunct Professor of Business Administration at Rice University from 1991 to 1996.

       JEFFREY D. SOLLENDER. Mr. Sollender has served as a director of the Company since July 1997. Mr. Sollender is a founder of and advisor to Biotechvest L.P., a venture capital investment firm formed in 1993. From 1994 through December 1995, Mr. Sollender served as an advisor to Forward Ventures, a venture capital investment firm. Mr. Sollender became a venture partner of Forward Ventures in 1996 and a general partner in September 1997. Mr. Sollender co-founded Triangle Pharmaceuticals, Inc., a biopharmaceutical company, in 1995, CombiChem Inc., a combinatorial chemistry company, in 1994 and GenQuest, Inc., a functional genomics company, in 1995. He served as Vice President of Operations and Business Development for CombiChem Inc. and GenQuest, Inc. until January 1995 and February 1996, respectively. Mr. Sollender co-founded AriZeke Pharmaceuticals, an oral drug delivery company, in 1997 and continues to serve as Chairman and Chief Executive Officer of that company. Mr. Sollender received his MBA from the University of Chicago Graduate School of Business.

       ALAN G. WALTON, PH.D., D.SC. Dr. Walton has served as a director since our inception in September 1994. He served as the Chairman of the Board of Directors from September 1994 through March 2000. Dr. Walton has been a General Partner of Oxford Bioscience Partners, a private equity investment firm, since 1991 and a member of the board of directors of Alexandria Real Estate Equities, Inc., a public company, since 1998. In 1981, Dr. Walton co-founded University Genetics Co., a public corporation specializing in technology transfer from academic institutions to industry and in the seed financing of high-technology start-ups, and served as its President and Chief Executive Officer until 1987. He has lectured extensively at various universities, including Harvard Medical School, Indiana University and Case Western Reserve University, where he was Professor of Macromolecular Science and Director of the Laboratory for Biological Macromolecules. Dr. Walton received a Ph.D. in chemistry and a D.Sc. in biological chemistry from Nottingham University, England.

BOARD COMMITTEES AND MEETINGS

            During the fiscal year ended December 31, 1999, the Board of Directors held five meetings and acted by unanimous written consent four times. The Board has an Audit Committee and a Compensation Committee.

       The Audit Committee meets with the Company's independent auditors at least annually to review the results of the annual audit and discuss the financial statements; recommends to the Board the independent auditors to be retained; and receives and considers the accountants' comments as to controls, adequacy of staff and management




                                       4.

performance and procedures in connection with the audit and financial controls. The Audit Committee is composed of two non-employee directors: Dr. Blake and Mr. Dimmler. It met once during the 1999 fiscal year.

       The Compensation Committee makes recommendations concerning salaries and incentive compensation, awards stock options to employees and consultants under the Company's stock option plans and otherwise determines compensation levels and performs such other functions regarding compensation as the Board may delegate. The Compensation Committee is composed of three non-employee directors: Dr. Walton, Dr. Blake and Mr. Dimmler. It met four times during the 1999 fiscal year.

            During the fiscal year ended December 31, 1999, each Board member participated in 75% or more of the aggregate of the meetings of the Board and of the committees on which he served, held during the period for which he was a director or committee member, respectively.




                                       5.

                                   PROPOSAL 2

             APPROVAL OF AMENDMENT TO THE 1997 EQUITY INCENTIVE PLAN

            In September 1997, the Board adopted, and the stockholders subsequently approved, the Company's 1997 Equity Incentive Plan (the "Incentive Plan"), which was an amended and restated version of the Company's 1996 Stock Plan.

            In March 2000, the Board amended the Incentive Plan, subject to stockholder approval, to increase the number of shares of Common Stock authorized for issuance under the Incentive Plan from a total of 7,100,000 shares to a total of 8,600,000 shares. The Board adopted this amendment in order to ensure that the Company can continue to grant stock options at levels determined appropriate by the Board.

            As of March 15, 2000 awards (net of canceled or expired awards) covering an aggregate of 6,556,946 shares of the Company's Common Stock had been granted under the Incentive Plan. Only 543,054 shares of Common Stock (plus any shares that might in the future be returned to the Incentive Plan as a result of cancellations or expiration of awards or the reacquisition by the Company of issued shares) remained available for future grant under the Incentive Plan.

            Stockholders are requested in this Proposal 2 to approve the amendment to the Incentive Plan. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting will be required to approve the amendment to the Incentive Plan. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

                        THE BOARD OF DIRECTORS RECOMMENDS
                         A VOTE IN FAVOR OF PROPOSAL 2.

            The essential features of the Incentive Plan are outlined below:

GENERAL

            The Incentive Plan provides for the grant of incentive stock options, nonstatutory stock options, stock bonuses and restricted stock purchase awards (collectively "awards"). Incentive stock options granted under the Incentive Plan are intended to qualify as "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Nonstatutory stock options granted under the Incentive Plan are not intended to qualify as incentive stock options under the Code. See "Federal Income Tax Information" for a discussion of the tax treatment of awards.

PURPOSE

            The Board adopted the Incentive Plan to provide a means by which employees, directors and consultants of the Company and its affiliates may be given an opportunity to purchase stock in the Company, to assist in retaining the services of such persons, to secure and retain the services of persons capable of filling such positions and to provide incentives for such persons to exert maximum efforts for the success of the Company and its affiliates. As of March 15, 2000 all of the employees, directors and consultants of the Company and its affiliates are eligible to participate in the Incentive Plan.

ADMINISTRATION

            The Board administers the Incentive Plan. Subject to the provisions of the Incentive Plan, the Board has the power to construe and interpret the Incentive Plan and to determine the persons to whom and the dates on which awards will be granted, the number of shares of Common Stock to be subject to each award, the time or times during



                                       6.

the term of each award within which all or a portion of such award may be exercised, the exercise price, the type of consideration and other terms of the award.

            The Board has the power to delegate administration of the Incentive Plan to a committee composed of not fewer than two members of the Board. At the discretion of the Board, a committee may consist solely of two or more outside directors in accordance with Section 162(m) of the Code or solely of two or more non-employee directors in accordance with Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Board has delegated administration of the Incentive Plan to the Compensation Committee of the Board. As used herein with respect to the Incentive Plan, the "Board" refers to any committee the Board appoints as well as to the Board itself.

            The regulations under Section 162(m) of the Code require that the directors who serve as members of the committee must be "outside directors." The Incentive Plan provides that, in the Board's discretion, directors serving on the committee may be "outside directors" within the meaning of Section 162(m). This limitation would exclude from the committee directors who are (i) current employees of the Company or an affiliate, (ii) former employees of the Company or an affiliate receiving compensation for past services (other than benefits under a tax-qualified pension incentive plan), (iii) current and former officers of the Company or an affiliate, (iv) directors currently receiving direct or indirect remuneration from the Company or an affiliate in any capacity (other than as a director), and (v) any other person who is otherwise considered an "outside director" for purposes of Section 162(m). The definition of an "outside director" under Section 162(m) is generally narrower than the definition of a "non-employee director" under Rule 16b-3 of the Exchange Act.

ELIGIBILITY

            Incentive stock options may be granted under the Incentive Plan only to employees (including officers) of the Company and its affiliates. Employees (including officers), directors and consultants of both the Company and its affiliates are eligible to receive all other types of awards under the Incentive Plan.

            No incentive stock option may be granted under the Incentive Plan to any person who, at the time of the grant, owns (or is deemed to own) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any affiliate of the Company, unless the exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant and the term of the option does not exceed five years from the date of grant. In addition, the aggregate fair market value, determined at the time of grant, of the shares of Common Stock with respect to which incentive stock options are exercisable for the first time by a participant during any calendar year (under the Incentive Plan and all other such plans of the Company and its affiliates) may not exceed $100,000.

            No person may be granted options, stock bonuses or the right to purchase restricted stock under the Incentive Plan exercisable for more than 700,000 shares of Common Stock in any calendar year ("Section 162(m) Limitation").

STOCK SUBJECT TO THE INCENTIVE PLAN

            Subject to stockholder approval of this proposal, an aggregate of 8,600,000 shares of Common Stock will be reserved for issuance under the Incentive Plan. If awards granted under the Incentive Plan expire or otherwise terminate without being exercised, the shares of Common Stock not acquired pursuant to such awards again become available for issuance under the Incentive Plan. If the Company reacquires unvested stock issued under the Incentive Plan, the reacquired stock will again become available for reissuance under the Incentive Plan for awards other than incentive stock options.

TERMS OF OPTIONS

            The following is a description of the permissible terms of options under the Incentive Plan. Individual option grants may be more restrictive as to any or all of the permissible terms described below.

                                       7.

            Exercise Price; Payment. The exercise price of incentive stock options may not be less than 100% of the fair market value of the stock subject to the option on the date of the grant and, in some cases (see "Eligibility" above), may not be less than 110% of such fair market value. The exercise price of nonstatutory options may not be less than 85% of the fair market value of the stock on the date of grant and, in some cases (see "Eligibility" above), may not be less than 110% of such fair market value. If options were granted with exercise prices below market value, deductions for compensation attributable to the exercise of such options could be limited by Section 162(m) of the Code (see "Federal Income Tax Information" below). As of March 15, 2000, the closing price of the Company's Common Stock as reported on the Nasdaq National Market System was $72.0625 per share.

            The exercise price of options granted under the Incentive Plan must be paid either in cash at the time the option is exercised or, at the discretion of the Board, (i) by delivery of other Common Stock of the Company, (ii) pursuant to a deferred payment or other arrangement or (iii) in any other form of legal consideration acceptable to the Board.

            Option Exercise. Options granted under the Incentive Plan may become exercisable in cumulative increments ("vest") as determined by the Board. Shares covered by currently outstanding options under the Incentive Plan typically vest monthly over a period of four years during the participant's employment by, or service as a director or consultant to, the Company or an affiliate (collectively, "service"). Shares covered by options granted in the future under the Incentive Plan may be subject to different vesting terms. The Board has the power to accelerate the time during which an option may vest or be exercised. In addition, options granted under the Incentive Plan may permit exercise prior to vesting, but in such event the Company shall be able to repurchase unvested shares, generally at their exercise price, should the participant's service terminate before vesting. To the extent provided by the terms of an option, a participant may satisfy any federal, state or local tax withholding obligation relating to the exercise of such option by a cash payment upon exercise, by authorizing the Company to withhold a portion of the stock otherwise issuable to the participant, by delivering already-owned Common Stock of the Company or by a combination of these means.

            Term. The maximum term of options under the Incentive Plan is 10 years, except that in certain cases (see "Eligibility" above) the maximum term is five years. Options under the Incentive Plan generally terminate three months after termination of the participant's service unless (i) such termination is due to the participant's disability, in which case the option may, but need not, provide that it may be exercised (to the extent the option was exercisable at the time of the termination of service) at any time within 12 months of such termination; (ii) the participant dies before the participant's service has terminated, or within three months after termination of such service, in which case the option may, but need not, provide that it may be exercised (to the extent the option was exercisable at the time of the participant's death) within 18 months of the participant's death by the person or persons to whom the rights to such option pass by will or by the laws of descent and distribution; or (iii) the option by its terms specifically provides otherwise. A participant may designate a beneficiary who may exercise the option following the participant's death. Individual option grants by their terms may provide for exercise within a longer period of time following termination of service.

TERMS OF STOCK BONUSES AND PURCHASES OF RESTRICTED STOCK

            Payment. The Board determines the purchase price under a restricted stock purchase agreement, but the purchase price may not be less than 85% of the fair market value of the Company's Common Stock on the date of grant. The Board may award stock bonuses in consideration of past services without a purchase payment.

            The purchase price of stock acquired pursuant to a restricted stock purchase agreement under the Incentive Plan must be paid either in cash at the time the option is exercised or at the discretion of the Board, (i) pursuant to a deferred payment or other arrangement or (ii) in any other form of legal consideration acceptable to the Board.

            Vesting. Shares of stock sold or awarded under the Incentive Plan may, but need not be, subject to a repurchase option in favor of the Company in accordance with a vesting schedule as determined by the Board. The Board has the power to accelerate the vesting of stock acquired pursuant to a restricted stock purchase agreement under the Incentive Plan.

                                       8.

            Restrictions on Transfer. Rights under a stock bonus or restricted stock bonus agreement may not be transferred except by will or the laws of descent and distribution, or, if expressly authorized by the terms of the applicable stock bonus or restricted stock purchase agreement, pursuant to a domestic relations order satisfying the requirements of Rule 16b-3.

RESTRICTIONS ON TRANSFER

            The participant may not transfer an incentive stock option otherwise than by will or by the laws of descent and distribution. During the lifetime of the participant, only the participant may exercise an incentive stock option. The Board may grant nonstatutory stock options that are transferable. Shares subject to repurchase by the Company may be subject to restrictions on transfer that the Board deems appropriate.

ADJUSTMENT PROVISIONS

            Transactions not involving receipt of consideration by the Company, such as a merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company, may change the class and number of shares of Common Stock subject to the Incentive Plan and outstanding awards. In that event, the Incentive Plan will be appropriately adjusted as to the class and the maximum number of shares of Common Stock subject to the Incentive Plan, the
Section 162(m) Limitation and outstanding awards will be adjusted as to the class, number of shares and price per share of Common Stock subject to such awards.

EFFECT OF CERTAIN CORPORATE EVENTS

            The Incentive Plan provides that, in the event of a dissolution, liquidation or sale of substantially all of the assets of the Company, specified types of merger or other corporate reorganization ("change in control"), any surviving corporation will be required to either assume awards outstanding under the Incentive Plan or substitute similar awards for those outstanding under the Incentive Plan. If any surviving corporation declines to assume awards outstanding under the Incentive Plan, or to substitute similar awards, then, with respect to participants whose service has not terminated, the vesting and the time during which such awards may be exercised will be accelerated, and such awards will terminate if the participant does not exercise them before a change in control. In the event that any person who was providing services as an employee, director or consultant immediately prior to the consummation of a change of control is terminated other than for cause within 12 months following such change of control, any stock awards held by such persons shall immediately become vested and exercisable or free from repurchase rights, subject to any separate severance agreement. See "Certain Transactions -- Executive Severance Plan" below. The acceleration of an award in the event of an acquisition or similar corporate event may be viewed as an anti-takeover provision, which may have the effect of discouraging a proposal to acquire or otherwise obtain control of the Company.

DURATION, AMENDMENT AND TERMINATION

            The Board may suspend or terminate the Incentive Plan without stockholder approval or ratification at any time. Unless sooner terminated, the Incentive Plan will terminate on September 29, 2007.

            The Board may also amend the Incentive Plan at any time or from time to time. However, no amendment will be effective unless approved by the stockholders of the Company if such modification requires stockholder approval in order to comply with Rule 16b-3 of the Exchange Act or satisfy the requirements of Section 422 of the Code or any securities exchange listing requirements. The Board may submit any other amendment to the Incentive Plan for stockholder approval, including, but not limited to, amendments intended to satisfy the requirements of Section 162(m) of the Code regarding the exclusion of performance-based compensation from the limitation on the deductibility of compensation paid to certain employees.

                                       9.

FEDERAL INCOME TAX INFORMATION

            The following is only a summary of the effect of federal income taxation upon the participant and the Company with respect to the rights granted under the Incentive Plan. This summary does not purport to be complete and does not discuss the income tax laws of any state or foreign country in which a participant may reside. Long-term capital gains currently are generally subject to lower tax rates than ordinary income or short-term capital gains. The maximum long-term capital gains rate for federal income tax purposes is currently 20% while the maximum ordinary income rate and short-term capital gains rate is effectively 39.6%. Slightly different rules may apply to participants who acquire stock subject to certain repurchase options or who are subject to
Section 16(b) of the Exchange Act.

            Incentive Stock Options. Incentive stock options under the Incentive Plan are intended to be eligible for the favorable federal income tax treatment accorded "incentive stock options" under the Code.

            There generally are no federal income tax consequences to the participant or the Company by reason of the grant or exercise of an incentive stock option. However, the exercise of an incentive stock option may increase the participant's alternative minimum tax liability, if any.

            If a participant holds stock acquired through exercise of an incentive stock option for at least two years from the date on which the option is granted and at least one year from the date on which the shares are transferred to the participant upon exercise of the option, any gain or loss on a disposition of such stock will be a long-term capital gain or loss.

            Generally, if the participant disposes of the stock before the expiration of either of these holding periods (a "disqualifying disposition"), then at the time of disposition the participant will realize taxable ordinary income equal to the lesser of (i) the excess of the stock's fair market value on the date of exercise over the exercise price, or (ii) the participant's actual gain, if any, on the purchase and sale. The participant's additional gain or any loss upon the disqualifying disposition will be a capital gain or loss, which will be long-term or short-term depending on whether the stock was held for more than one year.

            To the extent the participant recognizes ordinary income by reason of a disqualifying disposition, the Company will generally be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation) to a corresponding business expense deduction in the tax year in which the disqualifying disposition occurs.

            Nonstatutory Stock Options, Restricted Stock Purchase Awards and Stock Bonuses. Nonstatutory stock options, restricted stock purchase awards and stock bonuses granted under the Incentive Plan generally have the following federal income tax consequences:

            There are no tax consequences to the participant or the Company by reason of the grant. Upon acquisition of the stock, the participant normally will recognize taxable ordinary income equal to the excess, if any, of the stock's fair market value on the acquisition date over the purchase price. However, to the extent the stock is subject to certain types of vesting restrictions, the taxable event will be delayed until the vesting restrictions lapse unless the participant elects to be taxed on receipt of the stock. With respect to employees, the Company is generally required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the provisions of
Section 162(m) of the Code and the satisfaction of a tax reporting obligation, the Company will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the participant.

            Upon disposition of the stock, the participant will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon acquisition (or vesting) of the stock. Such gain or loss will be long-term or short-term depending on whether the stock was held for more than one year. Slightly different rules may apply to participants who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.

                                       10.

            Potential Limitation on Company Deductions. Section 162(m) of the Code denies a deduction to any publicly-held corporation for compensation paid to certain "covered employees" in a taxable year to the extent that compensation to such covered employee exceeds $1 million. It is possible that compensation attributable to awards, when combined with all other types of compensation received by a covered employee from the Company, may cause this limitation to be exceeded in any particular year.

            Certain kinds of compensation, including qualified "performance-based compensation," are disregarded for purposes of the deduction limitation. In accordance with Treasury regulations issued under Section 162(m), compensation attributable to stock options and stock appreciation rights will qualify as performance-based compensation if the award is granted by a compensation committee comprised solely of "outside directors" and either (i) the plan contains a per-employee limitation on the number of shares for which such awards may be granted during a specified period, the per-employee limitation is approved by the stockholders, and the exercise price of the award is no less than the fair market value of the stock on the date of grant, or (ii) the award is granted (or exercisable) only upon the achievement (as certified in writing by the compensation committee) of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain, and the award is approved by stockholders.

            Compensation attributable to restricted stock and stock bonuses will qualify as performance-based compensation, provided that: (i) the award is granted by a compensation committee comprised solely of "outside directors," and
(ii) the purchase price of the award is no less than the fair market value of the stock on the date of grant. Stock bonuses qualify as performance-based compensation under the Treasury regulations only if (i) the award is granted by a compensation committee comprised solely of "outside directors," (ii) the award is granted (or exercisable) only upon the achievement of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain, (iii) the compensation committee certifies in writing prior to the granting (or exercisability) of the award that the performance goal has been satisfied and (iv) prior to the granting (or exercisability) of the award, stockholders have approved the material terms of the award (including the class of employees eligible for such award, the business criteria on which the performance goal is based, and the maximum amount--or formula used to calculate the amount--payable upon attainment of the performance goal).


                                       11.

NEW PLAN BENEFITS

            The following table presents certain information with respect to options and awards granted under the Incentive Plan as of December 31, 1999 to
(i) the Named Executive Officers (as set forth in the Summary Compensation Table), (ii) all executive officers as a group, (iii) all non-executive officer employees as a group and (iv) all non-employee directors as a group.

                                NEW PLAN BENEFITS

                           1997 EQUITY INCENTIVE PLAN
                           --------------------------

                                                                                                               NUMBER OF SHARES
                                                                                                              ------------------
                                                                                                             UNDERLYING OPTIONS AND
                                                                                                             ----------------------
NAME AND POSITION (1)                                                           DOLLAR VALUE ($) (2)         AWARDS GRANTED (3)
---------------------                                                           --------------------         ------------------

Michael J. Brennan, M.D., Ph.D
     Chief Executive Officer and Chairman of the Board of Directors                   1,392,655                    843,962
Mark D. Gessler
     President, Chief Operating Officer, Secretary and Director                       1,183,703                    596,981
Y. Douglas Dolginow, M.D.
     Senior Vice President, Product Development                                         787,500                    200,000
Gregory G. Lennon, Ph.D.
     Senior Vice President, Research & Development and Chief Scientific
     Officer                                                                          1,565,136                    377,636
Victor M. Markowitz, D.Sc.
     Senior Vice President and Chief Information Officer                                815,136                    277,636
All executive officers as a group                                                     6,423,880                  2,421,215
All non-executive officer employees as a group                                       13,056,319                  2,604,238
All non-employee directors as a group                                                   202,635                    199,500

-------------------------

(1) In addition to the foregoing, Philip L. Rohrer, Jr., the Company's Chief Financial Officer, was granted options to purchase 125,000 shares of the Company's Common Stock.

(2) Includes the number of shares granted multiplied by the exercise price.

(3)         Net of cancelled or expired awards.


                                       12.

                                   PROPOSAL 3

            APPROVAL OF THE EMPLOYEE STOCK PURCHASE PLAN, AS AMENDED

            In September 1997, the Board of Directors adopted and the stockholders subsequently approved the Employee Stock Purchase Plan (the "Purchase Plan") authorizing the issuance of 250,000 shares of the Company's Common Stock. The Purchase Plan provides a means by which employees of the Company and its affiliates may purchase Common Stock of the Company at a discount through accumulated payroll deductions. At March 15, 2000, an aggregate of 135,198 shares had been issued under the Purchase Plan, and only 114,802 shares remained available for the grant of future rights under the Purchase Plan. In March 2000, the Board of Directors adopted an amendment to the Purchase Plan, subject to stockholder approval, to increase the number of shares authorized for issuance under the Purchase Plan, from 250,000 shares to 500,000 shares. This amendment affords the Company greater flexibility in providing employees with stock incentives and ensures that the Company can continue to provide such incentives at levels determined appropriate by the Compensation Committee.

            Stockholders are requested in this Proposal 3 to approve the Purchase Plan, as amended. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting will be required to approve the Purchase Plan, as amended. Abstentions will be counted toward the tabulation of votes counted and will have the same effect as negative votes, while broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

                        THE BOARD OF DIRECTORS RECOMMENDS
                         A VOTE IN FAVOR OF PROPOSAL 3.

            The essential features of the Purchase Plan, as amended, are outlined below:

PURPOSE

            The purpose of the Purchase Plan is to provide a means by which employees of the Company (and any parent or subsidiary of the Company designated by the Board of Directors to participate in the Purchase Plan) may be given an opportunity to purchase Common Stock of the Company through payroll deductions, without payment of broker commissions, at a discounted price and upon terms which offer certain tax advantages.

            The rights to purchase Common Stock granted under the Purchase Plan are intended to qualify as options issued under an "employee stock purchase plan" as that term is defined in Section 423(b) of the Internal Revenue Code of 1986, as amended (the "Code").

ADMINISTRATION

            The Purchase Plan is administrated by the Board of Directors, which has the final power to construe and interpret the Purchase Plan and the rights granted under it. The Board has the power, subject to the provisions of the Purchase Plan, to determine when and how rights to purchase Common Stock of the Company will be granted, the provisions of each offering of such rights (which need not be identical), and whether any parent or subsidiary of the Company shall be eligible to participate in such plan and to construe and interpret the Plan and rights granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board has delegated administration of the Purchase Plan to the Compensation Committee of the Board. As used herein with respect to the Purchase Plan, the "Board" refers to the Compensation Committee, as well as to the Board of Directors itself.

OFFERINGS

            The Purchase Plan is implemented by offerings of rights to all eligible employees from time to time by the Board. Generally, each such offering is of two years duration.

                                       13.

ELIGIBILITY

            Any person who is customarily employed at least 20 hours per week and five months of the calendar year by the Company (or by any parent or subsidiary of the Company designated from time to time by the Board) on the first day of an offering period is eligible to participate in that offering under the Purchase Plan, provided such employee is employed by the Company on the offering date.

            Notwithstanding the foregoing, no employee is eligible for the grant of any rights under the Purchase Plan if, immediately after such grant, the employee would own, directly or indirectly, stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or of any parent or subsidiary of the Company (including any stock which such employee may purchase under all outstanding rights and options), nor will any employee be granted rights that would permit him or her to buy more than $25,000 worth of stock (determined at the fair market value of the shares at the time such rights are granted) under all employee stock purchase plans of the Company in any calendar year.

PARTICIPATION IN THE PLAN

            Eligible employees become participants in the Purchase Plan by delivering to the Company, prior to the date selected by the Board as of the offering date for the offering, an agreement authorizing payroll deductions of up to 15% of such employees' base compensation during the purchase period.

PURCHASE PRICE

            The purchase price per share at which shares are sold in an offering under the Purchase Plan cannot be less than the lower of (a) 85% of the fair market value of a share of Common Stock on the date of commencement of the offering, or (b) 85% of the fair market value of a share of Common Stock on the purchase date.

PAYMENT OF PURCHASE PRICE; PAYROLL DEDUCTIONS

            The purchase price of the shares is accumulated by payroll deductions over the offering period. At any time during the purchase period, a participant may reduce or terminate his or her payroll deductions. A participant may not increase or begin such payroll deductions after the beginning of any offering period. All payroll deductions made for a participant are credited to his or her account under the Purchase Plan and deposited with the general funds of the Company. A participant may not make any additional payments into such account.

PURCHASE OF STOCK

            By executing an agreement to participate in the Purchase Plan, the employee is entitled to purchase shares under such plan. In connection with offerings made under the Purchase Plan, the Board specifies a maximum number of shares any employee may be granted the right to purchase and the maximum aggregate number of shares which may be purchased pursuant to such offering by all participants. If the aggregate number of shares to be purchased upon exercise of rights granted in the offering would exceed the maximum aggregate number, the Board would make a pro rata allocation of shares available in a uniform and equitable manner. Unless the employee's participation is discontinued, his or her right to purchase shares is exercised automatically at the end of the offering period at the applicable price. See "Withdrawal" below.

WITHDRAWAL

            While each participant in the Purchase Plan is required to sign an agreement authorizing payroll deductions, the participant may withdraw from a given offering by terminating his or her payroll deductions and by delivering to the Company a notice of withdrawal from the Purchase Plan. Such withdrawal may be elected at any time prior to the end of an offering.

                                       14.

            Upon withdrawal from an offering by the employee, the Company will distribute to the employee his or her accumulated payroll deductions (reduced to the extent, if any, such deductions have been used to acquire stock for the employee) without interest, and such employee's interest in the offering will be automatically terminated. The employee is not entitled to again participate in such offering. An employee's withdrawal from an offering will not have any effect upon such employee's eligibility to participate in subsequent offerings under the Purchase Plan.

TERMINATION OF EMPLOYMENT

            Rights granted pursuant to any offering under the Purchase Plan terminate immediately upon cessation of an employee's employment for any reason, and the Company will distribute to such employee all of his or her accumulated payroll deductions (reduced to the extent, if any, such deductions have been used to acquire stock for the employee), without interest.

RESTRICTIONS OF TRANSFER

            Rights granted under the Purchase Plan are not transferable otherwise than by will or the laws of descent and distribution, or by designation of a beneficiary and, otherwise during the participant's lifetime, shall be exercisable only by the participant to whom such rights were granted.

DURATION, AMENDMENT AND TERMINATION

            The Board may suspend or terminate the Purchase Plan at any time. The Purchase Plan does not have a set termination date.

            The Board may amend the Purchase Plan at any time. Any amendment of the Purchase Plan must be approved by the stockholders within 12 months of its adoption by the Board if the amendment would (a) increase the number of shares of Common Stock reserved for issuance under the Purchase Plan, (b) modify the requirements relating to eligibility for participation in the Purchase Plan, or
(c) modify any other provision of the Purchase Plan in a manner that would materially increase the benefits accruing to participants under the Purchase Plan, if such approval is required in order to comply with the requirements of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

            Rights granted before amendment or termination of the Purchase Plan will not be altered or impaired by any amendment or termination of such plan without consent of the person to whom such rights were granted.

EFFECT OF CERTAIN CORPORATE EVENTS

            In the event of a dissolution, liquidation or specified type of acquisition or merger of the Company, the surviving corporation either will assume the rights under the Purchase Plan or substitute similar rights, the rights may continue in full force and effect or the participants' accumulated payroll deductions may be used to purchase Common Stock immediately prior to any such event and the participants' rights under the ongoing offering will be terminated.

STOCK SUBJECT TO PURCHASE PLAN

            If rights granted under the Purchase Plan expire, lapse or otherwise terminate without being exercised, the Common Stock not purchased under such rights again becomes available for issuance under such plan.

FEDERAL INCOME TAX INFORMATION

            The following is only a summary of the effect of federal income taxation upon the participant and the Company with respect to the rights granted under the Purchase Plan. This summary does not purport to be complete and does not discuss the income tax laws of any state or foreign country in which a participant may reside. Rights granted under the Purchase Plan are intended to qualify for favorable federal income tax treatment associated with



                                       15.

rights granted under an employee stock purchase plan which qualifies under provisions of Section 423 of the Code. A participant will be taxed on amounts withheld for the purchase of shares as if such amounts were actually received. Other than this, no income will be taxable to a participant until disposition of the shares acquired, and the method of taxation will depend upon the holding period of the acquired shares.

            If the stock is disposed of at least two years after the beginning of the offering period for such participant and at least one year after the stock is transferred to the participant, then the lesser of (i) the excess of the fair market value of the stock at the time of such disposition over the purchase price or (ii) the excess of the fair market value of the stock as of the beginning of the offering period over the purchase price (determined as of the beginning of the offering period) will be treated as ordinary income. Any further gain or any loss will be taxed as a long-term capital gain or loss if the stock is held for more than twelve months. Capital gains currently are subject to lower tax rates than ordinary income. The maximum long-term capital gains rate for federal income tax purposes is currently 20% and the maximum ordinary income rate is effectively 39.6% at the present time.

            If the stock is sold or disposed of before the expiration of either of the holding periods described above, then the excess of the fair market value of the stock on the purchase date over the purchase price generally will be treated as ordinary income at the time of such disposition. The balance of any gain will be treated as capital gain. Even if the stock is later disposed of for less than its fair market value on the purchase date, the same amount of ordinary income is attributed to the participant, and a capital loss is recognized equal to the difference between the sales price and the fair market value of the stock on such purchase date. Any capital gain or loss realized by a participant upon the disposition of stock acquired under the Purchase Plan will be long-term or short-term depending on whether the stock was held for more than one year.

            There are no federal income tax consequences to the Company by reason of the grant or exercise of rights under the Purchase Plan. The Company is entitled to a deduction to the extent amounts are taxed as ordinary income to a participant (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation).


                                       16.

                                   PROPOSAL 4

                RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

            The Board of Directors has selected Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 2000 and has further directed that management submit the selection of independent auditors for ratification by the stockholders at the Annual Meeting. Ernst & Young LLP is currently the Company's independent auditors. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

FORMER INDEPENDENT AUDITORS

            The following information was released by the Company in a Current Report on Form 8-K, dated April 11, 2000 (the "Form 8-K"), regarding the Company's former independent auditors, Arthur Andersen LLP ("Andersen").

            (i) The Company dismissed Andersen as the independent auditors for the Company on April 11, 2000.

            (ii) Andersen's reports on the financial statements of the Company for the fiscal years ended December 31, 1998 and 1999 contain no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

            (iii) The Audit Committee of the Company's Board of Directors and the full Board of Directors have approved the dismissal of Andersen.

            (iv) During the fiscal years ended December 31, 1998 and 1999 and the interim period ended April 11, 2000, other than as set forth below, there has been no disagreement between the Company and Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Andersen would have caused them to make a reference to the subject matter of the disagreement in connection with Andersen's reports.

            On March 9, 2000, prior to the issuance of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1999, the Audit Committee of the Company met with representatives of Andersen to receive Andersen's report in connection with its audit of the 1999 financial statements of the Company. At that meeting, the representatives of Andersen reviewed the results of the audit and disclosed that Andersen would issue an unqualified report on the 1999 financial statements. The Andersen representatives also advised the Audit Committee at that meeting that there were no material weaknesses relating to the Company's internal control structure, no disagreements with management on any accounting or financial matters, and no material errors or irregularities.

            Subsequent to the Audit Committee meeting with Andersen, the Company's Board of Directors met and, on the recommendation of the Audit Committee and the Company's Chief Financial Officer, determined that the Company should engage new independent auditors for the fiscal year 2000 and dismiss Andersen. The Company's decision to change auditors resulted from Company's disappointments with Andersen's level of service and cost and the recommendation of the Company's new Chief Financial Officer based on his experience since joining the Company in late 1999. While Andersen had responded to concerns expressed by the Company by changing the Company's engagement partner and by promising improved services, the Board of Directors, nevertheless, authorized management to engage alternative independent auditors who have greater biotechnology industry-specific expertise.

            Subsequent to Andersen's meeting with the Audit Committee to discuss its audit for the fiscal year ended December 31, 1999, and after the Board of Directors' decision to authorize management to engage new auditors, the Company negotiated and on March 27, 2000 entered into two agreements with NeuralStem Biopharmaceuticals, Ltd. Pursuant to one agreement, NeuralStem purchased a module of the Company's GeneExpress(TM) database. Under the second agreement, the Company will purchase human stem cells from NeuralStem's repository for gene expression analysis. The data resulting from this analysis will be provided to NeuralStem and will also be included by the Company in the GeneExpress(TM) database for license to customers in the pharmaceutical, biotechnology and other industries. After the filing of the Form 8-K, the Company also made an equity investment in NeuralStem.

                                       17.

            During the course of the negotiations with NeuralStem, the management of the Company consulted with the new engagement partner from Andersen and other representatives of Andersen over the appropriate accounting treatment for these transactions in fiscal year 2000, including what portion, if any, should be accounted for in the first quarter of 2000. During the course of the consultations, management proposed that the sale of the database module for $1.5 million be accounted for in the first quarter and, after further review, Andersen indicated its likely disagreement with this position. As of the date of this report, the NeuralStem agreements have not been reported on in filings with the Securities and Exchange Commission (the "SEC"). The Company has not concluded how these transactions should be accounted for and intends to determine the appropriate accounting treatment for these transactions in consultation with the Company's new independent auditors.

            Upon receipt of the Company's letter dismissing Andersen as its independent auditors, Andersen informed the Company orally that its discussions to that point with the Company concerning the appropriate accounting for the NeuralStem agreements had resulted in a reportable disagreement between the Company and Andersen. After being informed of the disagreement by Andersen, the Company requested representatives of Andersen to meet with its Audit Committee to discuss the substance of the disagreement and such a meeting took place at Andersen's offices on April 13, 2000. The Company has authorized Andersen to respond fully to all inquiries by its new independent auditors.

            (v) During the fiscal years ended December 31, 1998 and 1999 and the interim period ended April 11, 2000, there have been no "reportable events" (as defined in Item 304(a)(1)(v) of Regulation S-K).

            The Company requested that Andersen submit a letter addressed to the SEC stating whether they agreed with the Company's summary of events. The following language is from the response letter from Andersen dated May 2, 2000 which was filed by the Company with the SEC on May 4, 2000 as part of an amendment to the Form 8-K:

                         "We have read Item 4 included in the attached
            Form 8-K dated April 18, 2000 of Gene Logic Inc. (Company) filed with the Securities and Exchange Commission and have the following comments regarding certain of the statements contained therein.

                         We informed of our dismissal by phone call on April 7,
            2000, followed by a letter dated April 11, 2000. Accordingly, we were dismissed by the Company subsequent to the discussion of the revenue recognition issue described in the following paragraph. To the best of our knowledge, we were not dismissed prior to March 27, 2000, the date the Company entered into two agreements with NeuralStem Biopharmaceuticals, Ltd.

                         Regarding the NeuralStem Biopharmaceuticals, Ltd.
            (NeuralStem) transactions, the Company's position, as expressed to us by the Chief Financial Officer of the Company, was that the terms of the NeuralStem transactions should result in $1,500,000 of revenue in the three months ended March 31, 2000. On April 5, 2000, we informed the Company that based on the information provided to us, our conclusion was that the NeuralStem transactions would not result in revenue in the quarter ended March 31, 2000. Our conclusion was based on our view as to the proper application of generally accepted accounting principles. The Chief Financial Officer disagreed with our position. At that time, (April 5, 2000) Arthur Andersen LLP was informed that a subsequent meeting would be held with Company senior management to further discuss the matter. Such meeting was never held prior to being informed of our termination.

                         With the exception of the matters discussed in the
            preceding paragraphs, Arthur Andersen LLP is in agreement with Item 4 (a)(1) in the Form 8-K dated April 18, 2000 of Gene Logic Inc. filed with the Securities and Exchange Commission."

NEW INDEPENDENT AUDITORS

            The Company has engaged Ernst & Young LLP as its independent auditors. During the fiscal year ended December 31, 1998 and 1999 and any subsequent interim period prior to the Company's engagement of Ernst & Young LLP, the Company did not consult with Ernst & Young LLP regarding (i) the application of accounting principles or the type of audit opinion that might be rendered by Ernst & Young LLP, or (ii) any other matter that was the subject of a disagreement between the Company and Andersen or a reportable event.

            Stockholder ratification of the selection of Ernst & Young LLP as the Company's independent auditors is not required by the Company's By-laws or otherwise. However, the Board is submitting the selection of Ernst & Young LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee and the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee and the Board in their discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

            The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to ratify the selection of Ernst & Young LLP. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

                        THE BOARD OF DIRECTORS RECOMMENDS
                         A VOTE IN FAVOR OF PROPOSAL 4.


                                       18.

                             SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

            The following table sets forth certain information regarding the ownership of the Company's Common Stock as of March 15, 2000 by: (i) each director and nominee for director; (ii) each of the Named Executive Officers;
(iii) all executive officers and directors of the Company as a group; and (iv) all those known by the Company to be beneficial owners of more than five percent of its Common Stock.


                                                                                                   BENEFICIAL OWNERSHIP (1)
                                                                                           --------------------------------------
NAME                                                                                       NUMBER OF SHARES    PERCENT OF TOTAL
----------------------------------------------------------------------------------         -----------------   -----------------
Michael J. Brennan, M.D., Ph.D. (2)................................................             645,268                2.5%

Alan G. Walton, Ph.D., D.Sc. (3)...................................................             460,135                1.8%

Mark D. Gessler (4)................................................................             305,622                1.2%

Gregory G. Lennon, Ph.D. (5).......................................................             234,331                *

Victor M. Markowitz, D.Sc. (6).....................................................             176,341                *

Y. Douglas Dolginow, M.D. (7)......................................................              99,179                *

Jeffrey D. Sollender (8)...........................................................              68,750                *

Charles L. Dimmler III (9).........................................................              52,419                *

G. Anthony Gorry, Ph.D. (10).......................................................              43,438                *

Jules Blake, Ph.D. (11)............................................................              36,375                *

Philip L. Rohrer, Jr. (12) ........................................................              33,229                *

David S. Murray (13) ..............................................................              30,833                *

All directors and executive officers
  as a group (12 persons) (14) ....................................................           2,185,920                8.3%

------------------------------------
* Represents beneficial ownership of less than 1%.


                                       19.

(1) This table is based upon information supplied by officers, directors and principal stockholders and Schedules 13D and 13G filed with the Securities and Exchange Commission (the "SEC"). Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table above have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them. Percentage of beneficial ownership is based on 25,381,606 shares of Common Stock outstanding as of March 15, 2000.

(2) Includes 75,000 shares held of record by the Brennan Family Limited Partnership and 196,998 shares subject to options held by Dr. Brennan exercisable within 60 days of March 15, 2000.

(3) Includes an aggregate of 390,891 shares held of record by Oxford Bioscience Partners, of which Dr. Walton is a general partner, and by entities related thereto. Also includes 31,250 shares subject to options held by Dr. Walton exercisable within 60 days of March 15, 2000.

(4) Includes 10,000 shares held of record by the Gessler Family Limited Partnership, and 110,589 shares subject to options held by Mr. Gessler exercisable within 60 days of March 15, 2000 .

(5) Includes 183,053 shares subject to options held by Dr. Lennon exercisable within 60 days of March 15, 2000, 15,879 shares of which are subject to a right of repurchase on behalf of the Company.

(6) Includes 176,341 shares subject to options held by Dr. Markowitz exercisable within 60 days of March 15, 2000.

(7) Includes 95,417 shares subject to options held by Dr. Dolginow exercisable within 60 days of March 15, 2000.

(8) Includes 26,750 shares subject to options held by Mr. Sollender exercisable within 60 days of March 15, 2000.

(9) Includes 39,250 shares subject to options held by Mr. Dimmler exercisable within 60 days of March 15, 2000

(10) Includes 41,438 shares subject to options held by Dr. Gorry exercisable within 60 days of March 15, 2000.

(11) Includes 36,375 shares subject to options held by Dr. Blake exercisable within 60 days of March 15, 2000.

(12) Includes 33,229 shares subject to options held by Mr. Rohrer exercisable within 60 days of March 15, 2000.

(13) Includes 30,833 shares subject to options held by Mr. Murray exercisable within 60 days of March 15, 2000.

(14) Includes 1,001,523 shares subject to options held by all directors and executive officers as a group exercisable within 60 days of March 15, 2000.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

            Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

                                       20.

            To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 1999, all
Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with.

                             EXECUTIVE COMPENSATION

COMPENSATION OF DIRECTORS

            Each non-employee director of the Company who is not affiliated with stockholders of the Company currently receive $12,000 per year and a per meeting fee of $1,000 (exclusive of telephonic meetings). In the fiscal year ended December 31, 1999, the total compensation paid to non-employee directors for services during that year was $32,000. The members of the Board of Directors are also eligible for reimbursement for their expenses incurred in connection with attendance at Board meetings in accordance with Company policy.

            Each non-employee director of the Company also receives automatic stock option grants under the Company's 1997 Non-Employee Directors' Stock Option Plan (the "Directors' Plan"). Only non-employee directors of the Company or an affiliate of such directors (as defined in the Code) are eligible to receive options under the Directors' Plan. Options granted under the Directors' Plan are intended by the Company not to qualify as incentive stock options under the Code.

            During the last fiscal year, the Company granted options covering 15,000 shares to each non-employee director of the Company, at an exercise price per share of $4.125. The fair market value of such Common Stock on the date of grant was $4.125 per share (based on the closing sales price reported on the Nasdaq National Market the day prior to the date of grant). As of March 15, 2000, 7,500 options had been exercised under the Directors' Plan.


                                       21.

COMPENSATION OF EXECUTIVE OFFICERS

                             SUMMARY OF COMPENSATION

            The following table shows for the fiscal years ended December 31, 1999, 1998 and 1997, compensation paid to the Company's Chief Executive Officer and its four other most highly compensated executive officers at December 31, 1999 (the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                                                      ANNUAL COMPENSATION (1)
                                                                       ------------------------------------------------------------


NAME AND PRINCIPAL POSITION                                            YEAR            SALARY ($)             BONUS ($)
                                                                     --------         -------------         -------------
Michael J. Brennan, M.D., Ph.D. ............................
     Chief Executive Officer and Chairman of the Board of             1999                350,000              25,300(4)
     Directors (3)                                                    1998                287,500              69,000(4)
                                                                      1997                207,292             110,000(4)

Mark D. Gessler ............................................          1999                275,000               7,135
     President, Chief Operating Officer, Secretary and                1998                220,000              19,480
     Director (5)                                                     1997                187,917              45,000

Y. Douglas Dolginow, M.D....................................          1999                216,672              25,000
     Senior Vice President, Product Development                       1998(7)              50,000              50,000(8)


Gregory G. Lennon, Ph.D.....................................          1999                245,000              16,865
     Former Senior Vice President, Research & Development and         1998                196,981               9,750
     Chief Scientific Officer (9)                                     1997                 50,000              25,000


                                                                      1999                210,000              16,865
Victor M. Markowitz, D.Sc. .................................          1998                159,096               9,750
     Senior Vice President and Chief Information Officer              1997                 40,962              25,000



                                                                                                   LONG-TERM
                                                                                                  COMPENSATION
                                                                       ANNUAL COMPENSATION(1)        AWARDS
                                                                      ----------------------- -----------------------
                                                                          OTHER ANNUAL             SECURITIES
                                                                          COMPENSATION             UNDERLYING
NAME AND PRINCIPAL POSITION                                                  ($)(2)               OPTIONS (#)
                                                                        ---------------         ---------------
Michael J. Brennan, M.D., Ph.D. ............................
     Chief Executive Officer and Chairman of the Board of                     2,450                   100,000
     Directors (3)                                                            4,200                        --
                                                                                 --                   498,962

Mark D. Gessler ............................................                  2,150                   150,000
     President, Chief Operating Officer, Secretary and                        5,000                        --
     Director (5)                                                            54,287(6)                321,981

Y. Douglas Dolginow, M.D....................................                  3,750                   100,000
     Senior Vice President, Product Development                                  --                   100,000


Gregory G. Lennon, Ph.D.....................................                  4,800                    50,000
     Former Senior Vice President, Research & Development and                20,844(10)               200,000
     Chief Scientific Officer (9)                                            15,365(11)               127,636


                                                                                200                    50,000
Victor M. Markowitz, D.Sc. .................................                     --                   100,000
     Senior Vice President and Chief Information Officer                         --                   127,636

-----------------------------------------
(1) As permitted by rules promulgated by the SEC, no amounts are shown for 1999, or with respect to certain "perquisites," where such amounts do not exceed the lesser of 10% of bonus plus salary or $50,000.

(2) Except as otherwise noted, represents cost of tax services paid for by the Company.

(3)         Dr. Brennan served as President through January 1999.

(4) Includes an amount paid to a corporation of which Dr. Brennan is a stockholder for service rendered by such corporation.

(5) Mr. Gessler served as Senior Vice President, Corporate Development until becoming President and Chief Operating Officer in January 1999.

(6) Represents a $50,000 Promissory Note forgiven upon effectiveness of the initial public offering and $4,287 of accrued interest thereon.

(7)         Dr. Dolginow joined the Company in September 1998.

(8) The bonus received by Dr. Dolginow was received in connection with the Company's acquisition of Oncormed, Inc. and was paid by Oncormed.

(9)         Dr. Lennon is no longer employed by the Company effective
            April 2000.

(10) Includes a $20,044 reimbursement made by the Company for Dr. Lennon's relocation expenses.

(11) Represents reimbursements made by the Company for relocation expenses.


                                         22.

                        STOCK OPTION GRANTS AND EXERCISES

            The Company adopted its 1996 Stock Plan in January 1996 and amended and restated the 1996 Stock Plan in September 1997 as the Incentive Plan. The Company grants options to its executive officers under the Incentive Plan. As of March 15, 2000, options to purchase a total of 4,537,398 shares were outstanding under the Incentive Plan and options to purchase 543,054 shares remained available for grant thereunder.

            The following tables show for the fiscal year ended December 31, 1999, certain information regarding options granted to, exercised by, and held at year end by, the Named Executive Officers:

                        OPTION GRANTS IN FISCAL YEAR 1999


                                                                            INDIVIDUAL GRANTS
                                               ----------------------------------------------------------------------------

                                               NUMBER OF SECURITIES    % OF TOTAL OPTIONS     EXERCISE OR
                                                UNDERLYING OPTIONS    GRANTED TO EMPLOYEES     BASE PRICE
                    NAME                          GRANTED (#)(1)        IN FISCAL YEAR(2)      ($/SH)(3)     EXPIRATION DATE
--------------------------------------          ------------------     -------------------    ------------   -----------------

Michael J. Brennan, M.D., Ph.D ........               100,000                   6.8                 4.75         3/18/09

Mark D. Gessler .......................               150,000                  10.2                 4.75         3/18/09

Y. Douglas Dolginow, M.D...............               100,000                   6.8                 3.75         4/22/09

Gregory G. Lennon, Ph.D. ..............                50,000                   3.4                 4.75         3/18/09

Victor M. Markowitz, D.Sc. ............                50,000                   3.4                 4.75         3/18/09



                                                 POTENTIAL REALIZABLE VALUE AT
                                                      ASSUMED ANNUAL RATES
                                                OF STOCK PRICE APPRECIATION FOR
                    NAME                                OPTION TERM (4)
--------------------------------------          -------------------------------
                                                    5% ($)           10% ($)
                                                --------------   --------------
Michael J. Brennan, M.D., Ph.D ........           3,841,571         6,398,418

Mark D. Gessler .......................           5,762,356         9,597,626

Y. Douglas Dolginow, M.D...............           3,941,571         6,498,418

Gregory G. Lennon, Ph.D. ..............           1,920,785         3,199,209

Victor M. Markowitz, D.Sc. ............           1,920,785         3,199,209


-------------------------------



(1) Terms of the options granted under the Incentive Plan are described in Proposal 2.

(2) Based on options to purchase 1,477,463 shares granted to employees in 1999, including the Named Executive Officers.

(3) The exercise price is equal to the fair market value of the Common Stock on the date of grant as determined by the Board of Directors on the date of grant.

(4) The potential realizable value is calculated based on the term of the option at its time of grant (10 years) and the fair market value per share of the Company's Common Stock as of December 31, 1999 of $26.50. It is calculated assuming that the stock price on the date of grant appreciates at the indicated annual rate, compounded annually. The total appreciation of the options over their 10-year terms at 5% and 10% is 63% and 159%, respectively, and do not reflect the Company's estimate or projection of the future stock price performance. Actual gains, if any, are dependent on the actual future performance of the Company's Common Stock.


                                       23.

                 AGGREGATED OPTION EXERCISES IN FISCAL YEAR 1999
                       AND FISCAL YEAR-END OPTION VALUES



                                                                                         NUMBER OF SECURITIES UNDERLYING
                                                                                          UNEXERCISED OPTIONS AT FISCAL
                                                 SHARES ACQUIRED     VALUE REALIZED         YEAR-END (#) EXERCISABLE/
                     NAME                        ON EXERCISE (#)         ($)(1)                   UNEXERCISABLE
----------------------------------------        ---------------      ---------------    -------------------------------
Michael J. Brennan, M.D., Ph.D...........                  0                    0                 209,854/239,108
Mark D. Gessler..........................                  0                    0                 124,406/197,575
Y. Douglas Dolginow, M.D.................                  0                    0                  65,416/134,584
Gregory G. Lennon, Ph.D. ................             50,000              221,875                 137,369/185,267
Victor M. Markowitz, D.Sc. ..............                  0                    0                 138,203/139,433


                                                    VALUE OF UNEXERCISED IN-THE-MONEY
                                                    OPTIONS AT FISCAL YEAR-END ($)(2)
                     NAME                               EXERCISABLE/ UNEXERCISABLE
----------------------------------------          -----------------------------------
Michael J. Brennan, M.D., Ph.D...........                   4,989,622/5,560,466
Mark D. Gessler..........................                   2,915,432/4,474,613
Y. Douglas Dolginow, M.D.................                   1,470,714/3,041,786
Gregory G. Lennon, Ph.D. ................                   3,068,020/3,971,699
Victor M. Markowitz, D.Sc. ..............                   3,368,451/3,173,767



-------------------------------------------------
(1) Based on the fair market value per share of Common Stock at the date of exercise (based on the closing sales price reported on the NASDAQ National Market for the date of exercise), less the exercise price.

(2) Based on the fair market value per share of Common Stock of $26.50 at December 31, 1999, less the exercise price, multiplied by the number of shares underlying the option.


                              EMPLOYMENT AGREEMENTS

            On December 1, 1995, Michael J. Brennan, M.D., Ph.D. the current Chief Executive Officer and Chairman of the Board of Directors, entered into an employment agreement with the Company. The employment agreement has a five-year term and provides, among other things, for the payment to Dr. Brennan of annual bonuses. The agreement also provided for acceleration of certain unvested options upon achievement of certain performance-based goals, including vesting of 80% of such options upon completion of the Company's initial public offering and the remaining 20% 180 days thereafter.Upon termination of the agreement by the Company without cause, Dr. Brennan will receive severance pay in the amount equal to Dr. Brennan's total combined annual base salary and performance bonus for the calendar year in which the termination becomes effective. In the event of a change of control, the severance provisions of the agreement will be replaced by the provisions of the Executive Severance Plan discussed under "Certain Transactions" below.

            On May 16, 1996, Mark D. Gessler, the current President, Chief Operating Officer, Secretary and one of the directors of the Company, entered into an employment agreement with the Company. The employment agreement has a four-year term and provides, among other things, for the payment to Mr. Gessler of annual bonuses. The agreement also provided for acceleration of certain unvested options upon achievement of certain performance-based goals, including vesting of 80% of such options upon completion of the Company's initial public offering and the remaining 20% 180 days thereafter. Upon termination of the agreement by the Company without cause, Mr. Gessler will receive severance pay in the amount of one-half of his salary for the calendar year in which the termination becomes effective. In the event of a change of control, the severance provisions of the agreement will be replaced by the provisions of the Executive Severance Plan discussed under "Certain Transactions" below.

            On August 23, 1997, Gregory G. Lennon, Ph.D. the former Senior Vice President, Research and Development and Chief Scientific Officer, entered into an employment agreement with the Company. The employment agreement has a four-year term and provides, among other things, for the payment to Dr. Lennon of annual bonuses. The agreement provided for the grant of certain options of which 15.7% vest immediately and the remaining 84.3% of such options vest monthly over four years. The agreement also provided for acceleration of vesting of an additional 15.7% of such options upon completion of the Company's initial public offering. Upon termination of the agreement by the Company without cause, Dr. Lennon will receive severance pay in the amount of six months of his then current salary. In the event of a change of control, the severance provisions of the agreement will be replaced by the provisions of the Executive Severance Plan discussed under "Certain Transactions" below.

            On September 1, 1997, Victor M. Markowitz, the current Senior Vice President and Chief Information Officer, entered into an employment agreement with the Company. The employment agreement has a four-year term and provides, among other things, for the payment to Dr. Markowitz of annual bonuses. The agreement also provided for the acceleration of 15.7% of certain unvested options upon completion of the Company's initial public offering. Upon termination of the agreement by the Company without cause, Dr. Markowitz will receive severance pay in the amount of three months of his then current salary. In the event of a change of control, the severance provisions of the



                                       24.

agreement will be replaced by the provisions of the Executive Severance Plan discussed under "Certain Transactions" below.

            On July 1, 1998, Y. Douglas Dolginow, M.D., the current Senior Vice President, Product Development, entered into an employment agreement (the "First Agreement") with the Company. The First Agreement had a four-year term and provided, among other things, for the payment to Dr. Dolginow of annual bonuses. Upon termination of the First Agreement by the Company without cause, Dr. Dolginow would have received half of his annual salary. The First Agreement was mutually terminated when Dr. Dolginow entered into a new employment agreement with the Company on April 1, 1999 (the "Current Agreement") which superseded the First Agreement. The Current Agreement has a four-year term and provides, among other things, for the payment to Dr. Dolginow of annual bonuses. Upon termination of the Current Agreement by the Company without cause (a) during the first two years of the agreement, Dr. Dolginow will receive severance pay in the amount of his annual salary including bonus and (b) thereafter, he will receive severance pay in the amount of half of his annual salary including bonus or an amount in accordance with a Company-wide severance plan applicable to Senior Vice Presidents, whichever is greater. In the event of a change of control, the severance provisions of the agreement will be replaced by the provisions of the Executive Severance Plan discussed under "Certain Transactions" below.

         REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
                         ON EXECUTIVE COMPENSATION(1)

            The Compensation Committee of the Board of Directors (the "Compensation Committee") is composed of Dr. Blake, Mr. Dimmler, and Dr. Walton none of whom are currently officers or employees of the Company. The Compensation Committee is responsible for setting and administering the Company's policies governing employee compensation and administering the Company's equity incentive plans, as well as evaluating the performance of the Company's management and determining all compensation matters concerning the Company's executive officers.

COMPENSATION PHILOSOPHY

            The compensation policies adopted by the Compensation Committee are designed to (i) align compensation with business objectives and performance;
(ii) attract, retain and reward executive officers and other key employees who contribute to the long-term success of the Company; and (iii) motivate the Company's executive officers and other key employees to enhance long-term stockholder value. Key elements of this philosophy are:

      - The Company's salaries must be competitive with comparable biotechnology companies with which the Company competes for highly qualified and experienced executives. To date, the Compensation Committee has relied on its members' experience in working with other comparable companies and published compensation surveys reflecting compensation data for biotechnology companies to ensure executive salaries are competitive.

      - The Company has a cash bonus program for executive officers to provide motivation to achieve specific operating goals and to generate rewards that bring total compensation to competitive levels.

      - The Company provides equity-based incentives for executives and other key employees to ensure that they are motivated over the long term to respond to the Company's business challenges and opportunities as stockholders as well as employees.

            The Committee's objective is to set executive compensation within a range which the Compensation Committee believes is comparable to the range of compensation set by companies of similar size in the biotechnology industry. The group of comparable companies is not necessarily the same as the companies included in the market indices included in the performance graph on page 28 of this Proxy Statement. The primary components of executive compensation are base salary, cash incentives and long-term equity incentives. Each year, the Compensation Committee reviews the criteria upon which all aspects of employee compensation are based.

            Base Salary. In 1999, base salaries for executive officers, other than the Chief Executive Officer, were set at competitive levels based primarily on the recommendation of the Chief Executive Officer and assisted by the

------------------
(1) The material in this report is not "soliciting material," is not deemed filed with the SEC, and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language contained in such filing.


                                       25.

Compensation Committee's analysis of published compensation surveys reflecting compensation data for biotechnology companies. Annual adjustments were made to maintain base salaries at levels competitive with comparable companies and to maintain an equitable relationship between the base salaries of executive officers and overall merit increases for the Company's other employees. In the case of any executive officer joining the Company, base salary was also determined as one component of a total compensation package that had to be competitive with compensation granted by the executive's prior employer and/or other opportunities that might be available to the executive.

            Annual Bonus Compensation. The amount of the bonus component in the total compensation plan for executive officers is established at the beginning of each year (or upon employment, in the case of newly hired executives). The actual incentive award depends on the extent to which Company performance objectives are achieved. At the start of each year, the Compensation Committee approves the annual performance objectives for the Company which are based upon overall strategic goals set by the Board of Directors. In 1999, each officer's bonus component was based on operating, strategic and financial goals that were considered to be critical to the Company's fundamental long-term goal of building stockholder value. Awards are paid in cash and distributions were made upon achievement of such objectives in the performance year. The bonus component for 2000 will be based on similar performance goals.

            Long-Term Incentive Compensation. The long-term incentive element of the Company's executive compensation program provides for the grant of stock awards under the Incentive Plan, which may include incentive stock options, nonstatutory stock options, stock bonuses or rights to purchase restricted stock. The Company has used the grant of options under its Incentive Plan to align the interests of stockholders and management. Options granted to executive officers are intended to provide a continuing financial incentive to maximize long-term value to stockholders and to help make the executive's total compensation opportunity competitive. Initial stock option awards for executive officers are individually determined at or prior to employment at levels which are designed to attract qualified executives and in certain cases to be competitive with options granted by their prior employers. Employees from within the Company who are promoted to positions as executive officers typically receive additional option grants to bring their total option grants up to the level that would have been granted to a person hired for such executive officer position from outside the Company. For additional information regarding options awards, see the compensation tables preceding this report.

            Executive officers receive value from option grants only if the Common Stock appreciates over the long term. The amount of individual option grants is determined based in part on competitive practices at comparable companies and on the Company's philosophy of significantly linking executive compensation with stockholder interests. In determining the size of individual grants, the Committee also considers the number of shares subject to options previously granted to each executive officer, including the number of shares that have vested and that remain unvested and the potential reward to the officer if the stock price appreciates in the public market. The Committee believes that option grants by the Company to its executive officers and employees are comparable to the average range for comparable companies.

CHIEF EXECUTIVE OFFICER COMPENSATION

            The total compensation program for the Chief Executive Officer is largely based upon the same policies and criteria used for other executive officers. Each year the Compensation Committee reviews the Chief Executive Officer's existing compensation arrangement, the individual performance for the calendar year under review, as well as the Company's performance relative to its peers.

            Michael J. Brennan, M.D., Ph.D. was appointed as Chief Executive Officer in December 1995. Dr. Brennan's base salary for 1999 was $350,000. In determining Dr. Brennan's cash compensation, the Compensation Committee considered Dr. Brennan's contribution to the performance of the Company and his leadership in implementing strategic and financial initiatives designed to augment the Company's development efforts. In particular, the Committee took into account the development and the November 1999 release of the GeneExpress(TM) database suite of products, including the strategic relationship with Affymetrix, Inc., progress moving multiple drug targets into customers' screening programs and efforts to strengthen the Company's infrastructure and management team. The Compensation Committee also considered industry reports as well as industry compensation data compiled by members of the Compensation Committee.

                                       26.

EXECUTIVE SEVERANCE PLAN

            In furtherance of the stated goals of attracting and retaining executive officers and other key employees who contribute to the long-term success of the Company, in March 1999, the Board of Directors approved the Executive Severance Plan (the "Retention Plan"). The purpose of the Retention Plan is to encourage eligible employees of the Company to continue as employees of the Company in the event of a change of control of the Company. The Retention Plan also provides for severance benefits to those employees if their employment with the Company is terminated, under certain circumstances, shortly before or after the change of control of the Company.

SECTION 162(m) OF THE CODE

            Section 162(m) of the Code limits the Company to a deduction for federal income tax purposes of no more than $1 million of compensation paid to certain Named Executive Officers in a taxable year. Compensation above $1 million may be deducted if it is "performance-based compensation" within the meaning of the Code.

            Currently, all compensation paid to the Company's Named Executive Officers is deductible for federal income tax purposes. As a result, the Compensation Committee has not yet needed to establish a policy for determining which forms of incentive compensation awarded to its Named Executive Officers shall be designed to qualify as "performance-based compensation." However, pursuant to Section 162(m), the Incentive Plan permits compensation from options granted thereunder at no less than 100% of fair market value to be excluded from the Section 162(m) limitations.

CONCLUSION

            Through the programs described above, a significant portion of the Company's compensation program and the compensation of the Company's Chief Executive Officer are contingent on Company performance, and realization of benefits is closely linked to increases in long-term stockholder value. The Company remains committed to this philosophy of pay for performance, recognizing that the competitive market for talented executives and the volatility of the Company's business may result in highly variable compensation for a particular time period.

                                             COMPENSATION COMMITTEE

                                             Jules Blake, Ph.D.
                                             Charles L. Dimmer III
                                             Alan G. Walton, Ph.D., D.Sc.


                             COMPENSATION COMMITTEE
                      INTERLOCKS AND INSIDER PARTICIPATION


       As stated above, the Compensation Committee consists of Jules Blake, Ph.D. Charles Dimmler III and Alan G. Walton, Ph.D., D.Sc. No member of the Compensation Committee was at any time during the fiscal year ended December 31, 1999 an officer or employee of the Company.



                                       27.

                     PERFORMANCE MEASUREMENT COMPARISON(1)

            The following graph and table show the total stockholder return of an investment of $100 in cash on November 21, 1997 for (i) the Company's Common Stock, (ii) the Center for Research and Security Prices Total Return Index for the Nasdaq Stock Market (US) ("Nasdaq US"), (iii) Nasdaq Pharmaceutical Stocks ("Nasdaq PH"), and (iv) a group of 15 genomics companies that the Company believes to represent its peer group. All values assume reinvestment of the full amount of all dividends and are calculated as of the end of the last day of each month the Company's Common Stock was publicly traded through 1999:



[LINE GRAPH]




                                                                         CUMULATIVE TOTAL RETURN
                                           --------------------------------------------------------------------------------
                                            11/21/97                    12/31/97            12/31/98              12/31/99
                                            --------                    --------            --------              --------
Gene Logic inc.                               100                         100                  87                   331
Peer Group                                    100                          86                  64                   155
Nasdaq Stock Market (U.S.)                    100                          97                 137                   247
Nasdaq Pharmaceutical                         100                          96                 123                   228

------------------
(1) This section is not "soliciting material," is not deemed filed with the SEC, and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language contained in such filing.

                                       28.

            The Company compares its total return to that group of genomics companies that the Company believes to be its peers. The resulting peer group comprises the 15 companies listed below:


COMPANY                                        SYMBOL                    COMPANY                                    SYMBOL
-------                                        ------                    -------                                    ------
Ariad Pharmaceuticals Inc.                     ARIA                      Hyseq Inc.                                 HYSQ
Aurora Biosciences Corp.                       ABSC                      Lynx Therapeutics Inc.                     LYNX
Axys Pharmaceuticals Inc.                      AXPH                      Myriad Genetics Inc.                       MYGN
Cadus Pharmaceutical Corp.                     KDUS                      Nanogen Inc.                               NGEN
CuraGen Corp.                                  CRGN                      Onyx Pharmaceuticals Inc.                  ONXX
Genome Therapeutics Corp.                      GENE                      Ribozyme Pharmaceuticals Inc.              RZYM
Genset SA                                      GENXY                     Vysis Inc.                                 VYSI
Genzyme Corp. Molecular
Oncology Division                              GZMO

                              CERTAIN TRANSACTIONS

            During April 1999, the Company issued promissory notes in the amounts of $150,000, $250,000 and $350,000 to Dr. Dolginow, Mr. Gessler and Dr. Brennan, respectively, to offset tax liabilities for unrealized capital gains resulting from stock option exercises. All the promissory notes bear interest at 5.25% and are collaterally secured. Dr. Dolginow's note is required to be repaid in four equal annual installments together with accrued interest. The notes for Dr. Brennan and Mr. Gessler were due and payable in April 2004. In February 2000, the notes of Dr. Brennan and Mr. Gessler, aggregating $600,000 plus accrued interest to date, were repaid in full.

            During 1999, the Company entered into a GeneExpress(TM) database subscription with Therapeutic Genomics, Inc. ("TGI"). Dr. Walton, a director of the Company, also serves as a director for TGI.

            On July 1, 1999, Dr. Gorry entered into a consulting agreement with the Company pursuant to which he received options to purchase 22,500 shares of the Company's common stock at the then market value of $3.813 per share. Subsequently, the consulting agreement was terminated by the Company.

            The Company has entered into indemnity agreements with certain officers and directors which provide, among other things, that the Company will indemnify such officer or director, under the circumstances and to the extent provided for therein, for expenses (including attorney fees), witness fees, damages, judgments, fines and settlements he may be required to pay in actions or proceedings which he is or may be made a party by reason of his position as a director, officer or other agent of the Company, and otherwise to the full extent permitted under Delaware law and the Company's By-laws.

EXECUTIVE SEVERANCE PLAN

            In furtherance of the stated goals of attracting and retaining executive officers and other key employees who contribute to the long-term success of the Company, in March 1999, the Board of Directors approved the Executive Severance Plan (the "Retention Plan"). The Board of Directors subsequently amended the Retention Plan in March 2000. The purpose of the Retention Plan is to encourage eligible employees of the Company to continue as employees of the Company in the event of a change of control of the Company. The Retention Plan also provides for severance benefits to those employees if their employment with the Company is terminated, under certain circumstances, shortly before or after the change of control of the Company.

            The Retention Plan provides the following benefits for the Company's senior executive officers, which includes the Company's Chief Executive Officer, President, Chief Financial Officer and Senior Vice Presidents upon a change in control:

            (a) immediate vesting of stock options;

                                       29.

            (b) in the event of involuntary termination without cause or constructive termination within 13 months following or three months preceding the change of control, payment of 12 months salary and the maximum bonus for which such officer is eligible;

            (c) in the event of death or disability within 13 months following the change of control, payment of six months salary and the maximum bonus for which such officer is eligible;

            (d) in the event of termination, payment of outplacement services up to $14,500; and

            (e) in the event of termination, continued payment of group health care costs for up to 12 months.





                                       30.

                                  OTHER MATTERS

            The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

                    By Order of the Board of Directors

                    /S/ MARK D. GESSLER


                    Mark D. Gessler
                    President, Chief Operating Officer, Secretary and Director

May 12, 2000


            A COPY OF THE COMPANY'S ANNUAL REPORT TO THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 1999 IS AVAILABLE WITHOUT CHARGE UPON WRITTEN REQUEST TO: CORPORATE COMMUNICATIONS, GENE LOGIC INC., 708 QUINCE ORCHARD ROAD, GAITHERSBURG, MARYLAND 20878.


                                       31.

                                 GENE LOGIC INC.

                           1997 EQUITY INCENTIVE PLAN

                           ADOPTED SEPTEMBER 29, 1997
                   APPROVED BY STOCKHOLDERS NOVEMBER 11, 1997
               AMENDED BY THE BOARD OF DIRECTORS DECEMBER 10, 1997
                AMENDED BY THE BOARD OF DIRECTORS MARCH 19, 1999
                 AMENDMENT APPROVED BY STOCKHOLDERS JUNE 8, 1999
                AMENDED BY THE BOARD OF DIRECTORS MARCH 9, 2000
             AMENDMENT APPROVED BY STOCKHOLDERS _____________, 2000

                                  INTRODUCTION.

            This Plan is an amendment and restatement of the Company's existing 1996 Stock Plan (the "1996 Plan"), and shall become effective on the date of the initial public offering (the "IPO") of the Company's common stock (the "Effective Date"). No options shall be granted under the 1996 Plan from and after the Effective Date.

1.          PURPOSES.

            (a) The purpose of the Plan is to provide a means by which selected Employees and Directors of and Consultants to the Company and its Affiliates may be given an opportunity to benefit from increases in value of the common stock of the Company ("Common Stock") through the granting of (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, (iii) stock bonuses and (iv) rights to purchase restricted stock, all as defined below.

            (b) The Company, by means of the Plan, seeks to retain the services of persons who are now Employees, Directors or Consultants, to secure and retain the services of new Employees, Directors and Consultants, and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

            (c) The Company intends that the Stock Awards issued under the Plan shall, in the discretion of the Board or any Committee to which responsibility for administration of the Plan has been delegated pursuant to subsection 3(c), be either (i) Options granted pursuant to Section 6 hereof, including Incentive Stock Options and Nonstatutory Stock Options, or (ii) stock bonuses or rights to purchase restricted stock granted pursuant to Section 7 hereof. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and a separate certificate or certificates will be issued for shares purchased on exercise of each type of Option.

2.          DEFINITIONS.

            (a) "AFFILIATE" means any parent corporation or subsidiary corporation, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f) respectively, of the Code.

                                       1.

            (b) "BOARD" means the Board of Directors of the Company.

            (c) "CODE" means the Internal Revenue Code of 1986, as amended.

            (d) "COMMITTEE" means a Committee appointed by the Board in accordance with subsection 3(c) of the Plan.

            (e) "COMPANY" means Gene Logic Inc., a Delaware corporation.

            (f) "CONSULTANT" means any person, including an advisor, engaged by the Company or an Affiliate to render consulting services and who is compensated for such services, provided that the term "Consultant" shall not include Directors who are paid only a director's fee by the Company or who are not compensated by the Company for their services as Directors.

            (g) "CONTINUOUS SERVICE" means the employment or relationship as a Director or Consultant is not interrupted or terminated. The Board, in its sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of: (i) any leave of absence approved by the Board, including sick leave, military leave, or any other personal leave; or (ii) transfers between locations of the Company or between the Company, Affiliates or their successors.

            (h) "DIRECTOR" means a member of the Board.

            (i) "Employee" means any person, including Officers and Directors, employed by the Company or any Affiliate of the Company. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

            (j) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

            (k) "FAIR MARKET VALUE" means, as of any date, the value of the Common Stock of the Company determined as follows:

                     (i) If the Common Stock is listed on any established stock exchange, or traded on the Nasdaq National Market or The Nasdaq SmallCap Market, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in Common Stock) on the last market trading day prior to determination, as reported in The Wall Street Journal or such other source as the Board deems reliable;

                     (ii) In the absence of such markets for the Common Stock, the Fair Market Value shall be determined in good faith by the Board.

            (l) "INCENTIVE STOCK OPTION" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

                                       2.

              (m) "LISTING DATE" means the first date upon which any security of the Company is listed (or approved for listing) upon notice of issuance on any securities exchange, or designated (or approved for designation) upon notice of issuance as a national market security on an interdealer quotation system if such securities exchange or interdealer quotation system has been certified in accordance with the provisions of Section 25100(o) of the California Corporate Securities Law of 1968.

              (n) "NON-EMPLOYEE DIRECTOR" means a Director who either (i) is not a current Employee or Officer of the Company or its parent or subsidiary, does not receive compensation (directly or indirectly) from the Company or its parent or subsidiary for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act of 1933 ("Regulation S-K"), does not possess an interest in any other transaction as to which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship as to which disclosure would be required under Item 404(b) of Regulation S-K; or (ii) is otherwise considered a "non-employee director" for purposes of Rule 16b-3.

              (o) "NONSTATUTORY STOCK OPTION" means an Option not intended to qualify as an Incentive Stock Option.

              (p) "OFFICER" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

              (q) "OPTION" means a stock option granted pursuant to the Plan.

              (r) "Option Agreement" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

              (s) "OPTIONEE" means a person to whom an Option is granted pursuant to the Plan.

              (t) "Outside Director" means a Director who either (i) is not a current employee of the Company or an "affiliated corporation" (within the meaning of Treasury regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an "affiliated corporation" receiving compensation for prior services (other than benefits under a tax qualified pension plan), was not an officer of the Company or an "affiliated corporation" at any time, and is not currently receiving direct or indirect remuneration from the Company or an "affiliated corporation" for services in any capacity other than as a Director, or (ii) is otherwise considered an "outside director" for purposes of Section 162(m) of the Code.

              (u) "PLAN" means this 1997 Equity Incentive Plan.

              (v) "RULE 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

                                       3.

              (w) "STOCK AWARD" means any right granted under the Plan, including any Option, any stock bonus, and any right to purchase restricted stock.

              (x) "STOCK AWARD AGREEMENT" means a written agreement between the Company and a holder of a Stock Award evidencing the terms and conditions of an individual Stock Award grant. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan.

3.          ADMINISTRATION.

              (a) The Plan shall be administered by the Board unless and until the Board delegates administration to a Committee, as provided in subsection 3(c).

              (b) The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

                     (i) To determine from time to time which of the persons eligible under the Plan shall be granted Stock Awards; when and how each Stock Award shall be granted; whether a Stock Award will be an Incentive Stock Option, a Nonstatutory Stock Option, a stock bonus, a right to purchase restricted stock, or a combination of the foregoing; the provisions of each Stock Award granted (which need not be identical), including the time or times when a person shall be permitted to receive stock pursuant to a Stock Award; and the number of shares with respect to which a Stock Award shall be granted to each such person.

                     (ii) To construe and interpret the Plan and Stock Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

                     (iii) To amend the Plan or a Stock Award as provided in
Section 12.

                     (iv) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company which are not in conflict with the provisions of the Plan.

              (c) The Board may delegate administration of the Plan to a committee or committees ("Committee") of two or more members of the Board. In the discretion of the Board, a Committee may consist solely of two (2) or more Outside Directors, in accordance with Code Section 162(m), or solely of two (2) or more Non-Employee Directors, in accordance with Rule 16b-3. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board (and references in this Plan to the Board shall thereafter be to the Committee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. Notwithstanding anything in this Section 3 to the contrary, the Board or the Committee may delegate to a committee of one or more members of the Board or



                                       4.

the Committee the authority to grant Stock Awards to certain eligible persons who are neither subject to Section 16 of the Exchange Act nor Section 162(m) of the Code in accordance with guidelines approved by the Board or the Committee.

4.      SHARES SUBJECT TO THE PLAN.

       (a) Subject to the provisions of Section 11 relating to adjustments upon changes in stock, the stock that may be issued pursuant to Stock Awards shall not exceed in the aggregate Eight Million One Hundred Thousand (8,600,000) shares of Common Stock. Such share reserve shall consist of (i) the options granted under the 1996 Plan which are outstanding as of the Effective Date plus
(ii) the shares available for grant under the 1996 Plan as of the Effective Date plus (iii) an additional Five Million (5,500,000) shares of common stock. If any Stock Award shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, the stock not acquired under such Stock Award shall revert to and again become available for issuance under the Plan.

       (b) The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

5.      ELIGIBILITY.

       (a) Incentive Stock Options may be granted only to Employees. Stock Awards other than Incentive Stock Options may be granted only to Employees, Directors or Consultants.

       (b) No person shall be eligible for the grant of an Incentive Stock Option if, at the time of grant, such person owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value of such stock at the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant.

       (c) Subject to the provisions of Section 11 relating to adjustments upon changes in stock, no person shall be eligible to be granted Stock Awards covering more than seven hundred thousand (700,000) shares of Common Stock in any calendar year.

6.    OPTION PROVISIONS.

      Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option Agreement or otherwise) the substance of each of the following provisions:

       (a) TERM. No Option shall be exercisable after the expiration of ten (10) years from the date it was granted.

       (b) PRICE. The exercise price of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the stock subject to the Option on the

                                       5.

date the Option is granted, and the exercise price of each Nonstatutory Stock Option shall be not less than eighty-five percent (85%) of the Fair Market Value of the stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, an Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

       (c) CONSIDERATION. The purchase price of stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash at the time the Option is exercised, or (ii) at the discretion of the Board or Committee, at the time of the grant of the Option, (A) by delivery to the Company of other Common Stock of the Company, (B) according to a deferred payment or other arrangement (which may include, without limiting the generality of the foregoing, the use of other Common Stock of the Company) with the person to whom the Option is granted or to whom the Option is transferred pursuant to subsection 6(d), or (C) in any other form of legal consideration that may be acceptable to the Board. In the case of any deferred payment arrangement, interest shall be payable at least annually and shall be charged at the minimum rate of interest necessary to avoid the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement. In addition, the "par value" of stock acquired under an Option may not be paid pursuant to a deferred compensation arrangement.

       (d) TRANSFERABILITY. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the person to whom the Incentive Stock Option is granted only by such person. A Nonstatutory Stock Option may be transferred to the extent provided in the Option Agreement; provided that if the Option Agreement does not expressly permit transfer, then such Nonstatutory Stock Option shall not be transferable except by will, by the laws of descent and distribution or pursuant to a domestic relations order satisfying the requirements of Rule 16b-3, and shall be exercisable during the lifetime of the person to whom the Option is granted only by such person or any transferee pursuant to a domestic relations order. Notwithstanding the foregoing, the person to whom the Option is granted may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionee, shall thereafter be entitled to exercise the Option.

       (e) VESTING. The total number of shares of stock subject to an Option may, but need not, be allotted in periodic installments (which may, but need not, be equal). The Option Agreement may provide that from time to time during each of such installment periods, the Option may become exercisable ("vest") with respect to some or all of the shares allotted to that period, and may be exercised with respect to some or all of the shares allotted to such period and/or any prior period as to which the Option became vested but was not fully exercised. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Board may deem appropriate. The provisions of this subsection 6(e) are subject to any Option provisions governing the minimum number of shares as to which an Option may be exercised.

                                       6.

       (f) TERMINATION OF CONTINUED SERVICE. In the event an Optionee's Continuous Service terminates (other than upon the Optionee's death or disability), the Optionee may exercise his or her Option within such period of time designated by the Board, which shall in no event be later than the expiration of the term of the Option as set forth in the Option Agreement (the "Post-Termination Exercise Period") and only to the extent that the Optionee was entitled to exercise the Option on the date Optionee's Continuous Service terminates. In the case of an Incentive Stock Option, the Board shall determine the Post-Termination Exercise Period at the time the Option is granted, and the term of such Post-Termination Exercise Period shall in no event exceed three (3) months from the date of termination. In addition, the Board may at any time, with the consent of the Optionee, extend the Post-Termination Exercise Period and provide for continued vesting; provided however, that any extension of such period by the Board in excess of three (3) months from the date of termination shall cause an Incentive Stock Option so extended to become a Nonstatutory Stock Option, effective as of the date of Board action. If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified in the Option Agreement or as otherwise determined above, the Option shall terminate, and the shares covered by such Option shall revert to the Plan. Notwithstanding the foregoing, the Board shall have the power to permit an Option to continue to vest during the Post-Termination Exercise Period.

       (g) DISABILITY OF OPTIONEE. In the event an Optionee's Continuous Service terminates as a result of the Optionee's disability, the Optionee may exercise his or her Option (to the extent that the Optionee was entitled to exercise it at the date of termination), but only within such period of time ending on the earlier of (i) the date twelve (12) months following such termination (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

       (h) DEATH OF OPTIONEE. In the event of the death of an Optionee during, or within a three (3)-month period after the termination of, the Optionee's Continuous Service, the Option may be exercised to the extent vested by the Optionee's estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the option upon the Optionee's death pursuant to subsection 6(d), but only within the period ending on the earlier of (i) the date eighteen (18) months following the date of death (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of such Option as set forth in the Option Agreement. If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after death, the Option is not exercised within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

                                       7.

       (i) EARLY EXERCISE. The Option may, but need not, include a provision whereby the Optionee may elect at any time while an Employee, Director or Consultant to exercise the Option as to any part or all of the shares subject to the Option prior to the full vesting of the Option. Any unvested shares so purchased may be subject to a repurchase right in favor of the Company or to any other restriction the Board determines to be appropriate.

7.     TERMS OF STOCK BONUSES AND PURCHASES OF RESTRICTED STOCK.

       Each stock bonus or restricted stock purchase agreement shall be in such form and shall contain such terms and conditions as the Board or Committee shall deem appropriate. The terms and conditions of stock bonus or restricted stock purchase agreements may change from time to time, and the terms and conditions of separate agreements need not be identical, but each stock bonus or restricted stock purchase agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions as appropriate:

       (a) PURCHASE PRICE. The purchase price under each restricted stock purchase agreement shall be such amount as the Board or Committee shall determine and designate in such agreement, but in no event shall the purchase price be less than eighty-five percent (85%) of the stock's Fair Market Value on the date such award is made. Notwithstanding the foregoing, the Board or Committee may determine that eligible participants in the Plan may be awarded stock pursuant to a stock bonus agreement in consideration for past services actually rendered to the Company for its benefit.

       (b) TRANSFERABILITY. No rights under a stock bonus or restricted stock purchase agreement shall be transferable except by will or the laws of descent and distribution or, if the agreement so provides, pursuant to a domestic relations order satisfying the requirements of Rule 16b-3, so long as stock awarded under such agreement remains subject to any restrictions pursuant to the agreement.

       (c) CONSIDERATION. The purchase price of stock acquired pursuant to a stock purchase agreement shall be paid either: (i) in cash at the time of purchase; (ii) at the discretion of the Board or Committee, according to a deferred payment or other arrangement with the person to whom the stock is sold; or (iii) in any other form of legal consideration that may be acceptable to the Board or Committee in its discretion. Notwithstanding the foregoing, the Board or Committee to which administration of the Plan has been delegated may award stock pursuant to a stock bonus agreement in consideration for past services actually rendered to the Company or for its benefit.

       (d) VESTING. Shares of stock sold or awarded under the Plan may, but need not, be subject to a repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Board or Committee.

       (e) TERMINATION OF CONTINUOUS SERVICE. In the event a Participant's Continuous Service terminates, the Company may repurchase or otherwise reacquire any or all of the shares



                                       8.

of stock held by that person which have not vested as of the date of termination under the terms of the stock bonus or restricted stock purchase agreement between the Company and such person.

8.     COVENANTS OF THE COMPANY.

       (a) During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of stock required to satisfy such Stock Awards.

       (b) The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares under Stock Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act of 1933, as amended (the "Securities Act") either the Plan, any Stock Award or any stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such Stock Awards unless and until such authority is obtained.

9.     USE OF PROCEEDS FROM STOCK.

       Proceeds from the sale of stock pursuant to Stock Awards shall constitute general funds of the Company.

10.    MISCELLANEOUS.

       (a) The Board shall have the power to accelerate the time at which a Stock Award may first be exercised or the time during which a Stock Award or any part thereof will vest, notwithstanding the provisions in the Stock Award stating the time at which it may first be exercised or the time during which it will vest.

       (b) Neither an Employee, Director nor a Consultant nor any person to whom a Stock Award is transferred in accordance with the Plan shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such Stock Award unless and until such person has satisfied all requirements for exercise of the Stock Award pursuant to its terms.

       (c) Nothing in the Plan or any instrument executed or Stock Award granted pursuant thereto shall confer upon any Employee, Consultant or other holder of Stock Awards any right to continue in the employ of the Company or any Affiliate, or to continue serving as a Consultant and Director, or shall affect the right of the Company or any Affiliate to terminate the employment of any Employee with or without notice and with or without cause, the right to terminate the relationship of any Consultant pursuant to the terms of such Consultant's agreement with the Company or Affiliate or service as a Director pursuant to the Company's By-Laws.

       (d) To the extent that the aggregate Fair Market Value (determined at the time of grant) of stock with respect to which Incentive Stock Options are exercisable for the first time by


                                       9.

any Optionee during any calendar year under all plans of the Company and its Affiliates exceeds one hundred thousand dollars ($100,000), the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options.

       (e) The Company may require any person to whom a Stock Award is granted, or any person to whom a Stock Award is transferred in accordance with the Plan, as a condition of exercising or acquiring stock under any Stock Award, (1) to give written assurances satisfactory to the Company as to such person's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters, and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Stock Award; and (2) to give written assurances satisfactory to the Company stating that such person is acquiring the stock subject to the Stock Award for such person's own account and not with any present intention of selling or otherwise distributing the stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the shares upon the exercise or acquisition of stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act, or
(ii) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the stock.

       (f) To the extent provided by the terms of a Stock Award Agreement, the person to whom a Stock Award is granted may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of stock under a Stock Award by any of the following means or by a combination of such means: (1) tendering a cash payment; (2) authorizing the Company to withhold shares from the shares of the Common Stock otherwise issuable to the participant as a result of the exercise or acquisition of stock under the Stock Award; or
(3) delivering to the Company owned and unencumbered shares of the Common Stock of the Company.

11.    ADJUSTMENTS UPON CHANGES IN STOCK.

       (a) If any change is made in the stock subject to the Plan, or subject to any Stock Award, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan will be appropriately adjusted in the class(es) and maximum number of shares subject to the Plan and the maximum number of shares subject to award to any person during any calendar year, and the outstanding Stock Awards will be appropriately adjusted in the class(es) and number of shares and price per share of stock subject to such outstanding Stock Awards. Such adjustments shall be made by the Board or Committee, the determination of

                                       10.

which shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a "transaction not involving the receipt of consideration by the Company.")

       (b) In the event of a Change in Control, (i) any surviving or acquiring corporation shall assume Stock Awards outstanding under the Plan or shall substitute similar Stock Awards for those outstanding under the Plan, or (ii) in the event any surviving or acquiring corporation refuses to assume such Stock Awards or to substitute similar Stock Awards for those outstanding under the Plan, (A) with respect to Stock Awards held by persons then performing services as Employees, Directors or Consultants, the vesting of such Stock Awards and the time during which such Stock Awards may be exercised shall be accelerated prior to such event and the Stock Awards terminated if not exercised after such acceleration and at or prior to such event, and (B) with respect to any other Stock Awards outstanding under the Plan, such Stock Awards shall be terminated if not exercised prior to such event.

       In addition, with respect to any person who was providing services as an Employee, Director or Consultant immediately prior to the consummation of the Change in Control, any Stock Awards held by such persons shall immediately become fully vested and exercisable, and any repurchase right by the Company with respect to shares acquired by such person under a Stock Award shall lapse, if such person's Continuous Service is terminated other than for Cause within twelve (12) months following consummation of the Change in Control. For purposes of the Plan, "Cause" shall mean willful conduct that is materially injurious to the Company (or any Affiliate) or any successor thereto, whether financial or otherwise.

       For purposes of this Plan, "Change in Control" means: (1) a dissolution, liquidation, or sale of all or substantially all of the assets of the Company; (2) a merger or consolidation in which the Company is not the surviving corporation; (3) a reverse merger in which the Company is the surviving corporation but the shares of the Company's common shares outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; or (4) the acquisition by any person, entity or group within the meaning of Section 13(d) or 14(d) of the Exchange Act, or any comparable successor provisions (excluding any employee benefit plan, or related trust, sponsored or maintained by the Company or any Affiliate of the Company) of the beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act, or comparable successor rule) of securities of the Company representing at least fifty percent (50%) of the combined voting power entitled to vote in the election of directors.

12.    AMENDMENT OF THE PLAN AND STOCK AWARDS.

       (a) The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 11 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary for the Plan to satisfy the requirements of Section 422 of the Code, Rule 16b-3 or any Nasdaq or securities exchange listing requirements.

                                       11.

       (b) The Board may in its sole discretion submit any other amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.

       (c) It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees, Directors or Consultants with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith.

       (d) Rights and obligations under any Stock Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (i) the Company requests the consent of the person to whom the Stock Award was granted and (ii) such person consents in writing.

       (e) The Board at any time, and from time to time, may amend the terms of any one or more Stock Award; provided, however, that the rights and obligations under any Stock Award shall not be impaired by any such amendment unless (i) the Company requests the consent of the person to whom the Stock Award was granted and (ii) such person consents in writing.

13.    TERMINATION OR SUSPENSION OF THE PLAN.

       (a) The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate ten (10) years from the date the Plan is adopted by the Board or approved by the stockholders of the Company, whichever is earlier. No Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

       (b) Rights and obligations under any Stock Award granted while the Plan is in effect shall not be impaired by suspension or termination of the Plan, except with the consent of the person to whom the Stock Award was granted.

14.    STOCKHOLDER APPROVAL.

       No Stock Awards granted under the Plan shall be exercisable in whole or part unless and until the Plan has been approved by the stockholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board.


                                       12.

                                 GENE LOGIC INC.

                          EMPLOYEE STOCK PURCHASE PLAN

                           ADOPTED SEPTEMBER 29, 1997
                  APPROVED BY STOCKHOLDERS ON NOVEMBER 11, 1997

                 AMENDED BY THE BOARD OF DIRECTORS MARCH 9, 2000
              AMENDMENT APPROVED BY STOCKHOLDERS ___________, 2000

            1.          PURPOSE.

            (a) The purpose of the Employee Stock Purchase Plan (the "Plan") is to provide a means by which employees of Gene Logic Inc., a Delaware corporation (the "Company"), and its Affiliates, as defined in subparagraph 1(b), which are designated as provided in subparagraph 2(b), may be given an opportunity to purchase stock of the Company.

            (b) The word "Affiliate" as used in the Plan means any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f), respectively, of the Internal Revenue Code of 1986, as amended (the "Code").

            (c) The Company, by means of the Plan, seeks to retain the services of its employees, to secure and retain the services of new employees, and to provide incentives for such persons to exert maximum efforts for the success of the Company.

            (d) The Company intends that the rights to purchase stock of the Company granted under the Plan be considered options issued under an "employee stock purchase plan" as that term is defined in Section 423(b) of the Code.

            2.          ADMINISTRATION.

            (a) The Plan shall be administered by the Board of Directors (the "Board") of the Company unless and until the Board delegates administration to a Committee, as provided in subparagraph 2(c). Whether or not the Board has delegated administration, the Board shall have the final power to determine all questions of policy and expediency that may arise in the administration of the Plan.

            (b) The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

                        (i) To determine when and how rights to purchase stock of the Company shall be granted and the provisions of each offering of such rights (which need not be identical).

                        (ii) To designate from time to time which Affiliates of the Company shall be eligible to participate in the Plan.

                        (iii) To construe and interpret the Plan and rights granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the



                                       1.

exercise of this power, may correct any defect, omission or inconsistency in the Plan, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

                        (iv)      To amend the Plan as provided in paragraph 13.

                        (v) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and its Affiliates and to carry out the intent that the Plan be treated as an "employee stock purchase plan" within the meaning of
Section 423 of the Code.

            (c) The Board may delegate administration of the Plan to a Committee composed of two (2) or more members of the Board (the "Committee"). If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

            3.          SHARES SUBJECT TO THE PLAN.

            (a) Subject to the provisions of paragraph 12 relating to adjustments upon changes in stock, the stock that may be sold pursuant to rights granted under the Plan shall not exceed in the aggregate five hundred thousand (500,000) shares of the Company's common stock (the "Common Stock"). If any right granted under the Plan shall for any reason terminate without having been exercised, the Common Stock not purchased under such right shall again become available for the Plan.

            (b) The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

            4.          GRANT OF RIGHTS; OFFERING.

            (a) The Board or the Committee may from time to time grant or provide for the grant of rights to purchase Common Stock of the Company under the Plan to eligible employees (an "Offering") on a date or dates (the "Offering Date(s)") selected by the Board or the Committee. Each Offering shall be in such form and shall contain such terms and conditions as the Board or the Committee shall deem appropriate, which shall comply with the requirements of Section 423(b)(5) of the Code that all employees granted rights to purchase stock under the Plan shall have the same rights and privileges. The terms and conditions of an Offering shall be incorporated by reference into the Plan and treated as part of the Plan. The provisions of separate Offerings need not be identical, but each Offering shall include (through incorporation of the provisions of this Plan by reference in the document comprising the Offering or otherwise) the period during which the Offering shall be effective, which period shall not exceed twenty-seven (27) months beginning with the Offering Date, and the substance of the provisions contained in paragraphs 5 through 8, inclusive.

                                       2.

            (b) If an employee has more than one right outstanding under the Plan, unless he or she otherwise indicates in agreements or notices delivered hereunder: (1) each agreement or notice delivered by that employee will be deemed to apply to all of his or her rights under the Plan, and (2) a right with a lower exercise price (or an earlier-granted right, if two rights have identical exercise prices), will be exercised to the fullest possible extent before a right with a higher exercise price (or a later-granted right, if two rights have identical exercise prices) will be exercised.

            5.  ELIGIBILITY.

            (a) Rights may be granted only to employees of the Company or, as the Board or the Committee may designate as provided in subparagraph 2(b), to employees of any Affiliate of the Company. Except as provided in subparagraph 5(b), an employee of the Company or any Affiliate shall not be eligible to be granted rights under the Plan, unless, on the Offering Date, such employee has been in the employ of the Company or any Affiliate for such continuous period preceding such grant as the Board or the Committee may require, but in no event shall the required period of continuous employment be equal to or greater than two (2) years. In addition, unless otherwise determined by the Board or the Committee and set forth in the terms of the applicable Offering, no employee of the Company or any Affiliate shall be eligible to be granted rights under the Plan, unless, on the Offering Date, such employee's customary employment with the Company or such Affiliate is for at least twenty (20) hours per week and at least five (5) months per calendar year.

            (b) The Board or the Committee may provide that each person who, during the course of an Offering, first becomes an eligible employee of the Company or designated Affiliate will, on a date or dates specified in the Offering which coincides with the day on which such person becomes an eligible employee or occurs thereafter, receive a right under that Offering, which right shall thereafter be deemed to be a part of that Offering. Such right shall have the same characteristics as any rights originally granted under that Offering, as described herein, except that:

                        (i) the date on which such right is granted shall be the "Offering Date" of such right for all purposes, including determination of the exercise price of such right;

                        (ii) the period of the Offering with respect to such right shall begin on its Offering Date and end coincident with the end of such Offering; and

                        (iii) the Board or the Committee may provide that if such person first becomes an eligible employee within a specified period of time before the end of the Offering, he or she will not receive any right under that Offering.

            (c) No employee shall be eligible for the grant of any rights under the Plan if, immediately after any such rights are granted, such employee owns stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Affiliate. For purposes of this subparagraph 5(c), the rules of Section 424(d) of the Code shall apply in determining the stock ownership of any employee, and stock which such

                                       3.

employee may purchase under all outstanding rights and options shall be treated as stock owned by such employee.

            (d) An eligible employee may be granted rights under the Plan only if such rights, together with any other rights granted under "employee stock purchase plans" of the Company and any Affiliates, as specified by Section 423(b)(8) of the Code, do not permit such employee's rights to purchase stock of the Company or any Affiliate to accrue at a rate which exceeds twenty-five thousand dollars ($25,000) of fair market value of such stock (determined at the time such rights are granted) for each calendar year in which such rights are outstanding at any time.

            (e) Officers of the Company and any designated Affiliate shall be eligible to participate in Offerings under the Plan, provided, however, that the Board may provide in an Offering that certain employees who are highly compensated employees within the meaning of Section 423(b)(4)(D) of the Code shall not be eligible to participate.

            6.  RIGHTS; PURCHASE PRICE.

            (a) On each Offering Date, each eligible employee, pursuant to an Offering made under the Plan, shall be granted the right to purchase up to the number of shares of Common Stock of the Company purchasable with a percentage designated by the Board or the Committee not exceeding fifteen percent (15%) of such employee's Earnings (as defined in subparagraph 7(a)) during the period which begins on the Offering Date (or such later date as the Board or the Committee determines for a particular Offering) and ends on the date stated in the Offering, which date shall be no later than the end of the Offering. The Board or the Committee shall establish one or more dates during an Offering (the "Purchase Date(s)") on which rights granted under the Plan shall be exercised and purchases of Common Stock carried out in accordance with such Offering.

            (b) In connection with each Offering made under the Plan, the Board or the Committee may specify a maximum number of shares that may be purchased by any employee as well as a maximum aggregate number of shares that may be purchased by all eligible employees pursuant to such Offering. In addition, in connection with each Offering that contains more than one Purchase Date, the Board or the Committee may specify a maximum aggregate number of shares which may be purchased by all eligible employees on any given Purchase Date under the Offering. If the aggregate purchase of shares upon exercise of rights granted under the Offering would exceed any such maximum aggregate number, the Board or the Committee shall make a pro rata allocation of the shares available in as nearly a uniform manner as shall be practicable and as it shall deem to be equitable.

            (c) The purchase price of stock acquired pursuant to rights granted under the Plan shall be not less than the lesser of:

                        (i) an amount equal to eighty-five percent (85%) of the fair market value of the stock on the Offering Date; or

                                       4.

                        (ii) an amount equal to eighty-five percent (85%) of the fair market value of the stock on the Purchase Date.

            7.  PARTICIPATION; WITHDRAWAL; TERMINATION.

            (a) An eligible employee may become a participant in the Plan pursuant to an Offering by delivering a participation agreement to the Company within the time specified in the Offering, in such form as the Company provides. Each such agreement shall authorize payroll deductions of up to the maximum percentage specified by the Board or the Committee of such employee's Earnings during the Offering. "Earnings" is defined as an employee's regular salary or wages (including amounts thereof elected to be deferred by the employee, that would otherwise have been paid, under any arrangement established by the Company intended to comply with Section 401(k), Section 402(e)(3), Section 125, Section 402(h), or Section 403(b) of the Code, and also including any deferrals under a non-qualified deferred compensation plan or arrangement established by the Company), any may also include or exclude (as provided for each Offering) the following items of compensation: bonuses, commissions, overtime pay, incentive pay, profit sharing, other remuneration paid directly to the employee, the cost of employee benefits paid for by the Company or an Affiliate, education or tuition reimbursements, imputed income arising under any group insurance or benefit program, traveling expenses, business and moving expense reimbursements, income received in connection with stock options, contributions made by the Company or an Affiliate under any employee benefit plan, and similar items of compensation, as determined by the Board or Committee. The payroll deductions made for each participant shall be credited to an account for such participant under the Plan and shall be deposited with the general funds of the Company. A participant may reduce (including to zero) or increase such payroll deductions, and an eligible employee may begin such payroll deductions, after the beginning of any Offering only as provided for in the Offering. A participant may make additional payments into his or her account only if specifically provided for in the Offering and only if the participant has not had the maximum amount withheld during the Offering.

            (b) At any time during an Offering, a participant may terminate his or her payroll deductions under the Plan and withdraw from the Offering by delivering to the Company a notice of withdrawal in such form as the Company provides. Such withdrawal may be elected at any time prior to the end of the Offering except as provided by the Board or the Committee in the Offering. Upon such withdrawal from the Offering by a participant, the Company shall distribute to such participant all of his or her accumulated payroll deductions (reduced to the extent, if any, such deductions have been used to acquire stock for the participant) under the Offering, without interest, and such participant's interest in that Offering shall be automatically terminated. A participant's withdrawal from an Offering will have no effect upon such participant's eligibility to participate in any other Offerings under the Plan but such participant will be required to deliver a new participation agreement in order to participate in subsequent Offerings under the Plan.

            (c) Rights granted pursuant to any Offering under the Plan shall terminate immediately upon cessation of a participant's employment with the Company and any designated Affiliate, for any reason, and the Company shall distribute to such terminated employee all of his


                                       5.

or her accumulated payroll deductions (reduced to the extent, if any, such deductions have been used to acquire stock for the terminated employee), under the Offering, without interest.

            (d) Rights granted under the Plan shall not be transferable by a participant otherwise than by will or the laws of descent and distribution, or by a beneficiary designation as provided in paragraph 14 and, otherwise during his or her lifetime, shall be exercisable only by the person to whom such rights are granted.

            8.  EXERCISE.

            (a) On each Purchase Date specified in the relevant Offering, each participant's accumulated payroll deductions and other additional payments specifically provided for in the Offering (without any increase for interest) will be applied to the purchase of whole shares of stock of the Company, up to the maximum number of shares permitted pursuant to the terms of the Plan and the applicable Offering, at the purchase price specified in the Offering. No fractional shares shall be issued upon the exercise of rights granted under the Plan, unless the Offering document specifically provides otherwise. The amount, if any, of accumulated payroll deductions remaining in each participant's account after the purchase of shares which is less than the amount required to purchase one share of stock on the final Purchase Date of an Offering shall be held in each such participant's account for the purchase of shares under the next Offering under the Plan, unless such participant withdraws from such next Offering, as provided in subparagraph 7(b), or is no longer eligible to be granted rights under the Plan, as provided in paragraph 5, in which case such amount shall be distributed to the participant after such final Purchase Date, without interest. The amount, if any, of accumulated payroll deductions remaining in any participant's account after the purchase of shares which is equal to the amount required to purchase whole shares of stock on the final Purchase Date of an Offering shall be distributed in full to the participant after such Purchase Date, without interest.

            (b) No rights granted under the Plan may be exercised to any extent unless the shares to be issued upon such exercise under the Plan (including rights granted thereunder) are covered by an effective registration statement pursuant to the Securities Act of 1933, as amended (the "Securities Act") and the Plan is in material compliance with all applicable state, foreign and other securities and other laws applicable to the Plan. If on a Purchase Date in any Offering hereunder the Plan is not so registered or in such compliance, no rights granted under the Plan or any Offering shall be exercised on such Purchase Date, and the Purchase Date shall be delayed until the Plan is subject to such an effective registration statement and such compliance, except that the Purchase Date shall not be delayed more than twelve (12) months and the Purchase Date shall in no event be more than twenty-seven (27) months from the Offering Date. If on the Purchase Date of any Offering hereunder, as delayed to the maximum extent permissible, the Plan is not registered and in such compliance, no rights granted under the Plan or any Offering shall be exercised and all payroll deductions accumulated during the Offering (reduced to the extent, if any, such deductions have been used to acquire stock) shall be distributed to the participants, without interest.

            9.  COVENANTS OF THE COMPANY.

                                       6.

            (a) During the terms of the rights granted under the Plan, the Company shall keep available at all times the number of shares of stock required to satisfy such rights.

            (b) The Company shall seek to obtain from each federal, state, foreign or other regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock upon exercise of the rights granted under the Plan. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such rights unless and until such authority is obtained.

            10. USE OF PROCEEDS FROM STOCK.

            Proceeds from the sale of stock pursuant to rights granted under the Plan shall constitute general funds of the Company.

            11. RIGHTS AS A STOCKHOLDER.

            A participant shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to rights granted under the Plan unless and until the participant's shares acquired upon exercise of rights hereunder are recorded in the books of the Company.

            12. ADJUSTMENTS UPON CHANGES IN STOCK.

            (a) If any change is made in the stock subject to the Plan, or subject to any rights granted under the Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan and outstanding rights will be appropriately adjusted in the class(es) and maximum number of shares subject to the Plan and the class(es) and number of shares and price per share of stock subject to outstanding rights. Such adjustments shall be made by the Board or the Committee, the determination of which shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a "transaction not involving the receipt of consideration by the Company.")

            (b) In the event of: (1) a dissolution or liquidation of the Company; (2) a merger or consolidation in which the Company is not the surviving corporation; (3) a reverse merger in which the Company is the surviving corporation but the shares of the Company's Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; or (4) the acquisition by any person, entity or group within the meaning of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or any comparable successor provisions (excluding any employee benefit plan, or related trust, sponsored or maintained by the Company or any Affiliate of the Company) of the beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act, or comparable successor rule) of securities of the



                                       7.

Company representing at least fifty percent (50%) of the combined voting power entitled to vote in the election of directors, then, as determined by the Board in its sole discretion (i) any surviving or acquiring corporation may assume outstanding rights or substitute similar rights for those under the Plan, (ii) such rights may continue in full force and effect, or (iii) participants' accumulated payroll deductions may be used to purchase Common Stock immediately prior to the transaction described above and the participants' rights under the ongoing Offering terminated.

            13. AMENDMENT OF THE PLAN.

            (a) The Board at any time, and from time to time, may amend the Plan. However, except as provided in paragraph 12 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the stockholders of the Company within twelve (12) months before or after the adoption of the amendment if such amendment requires stockholder approval in order for the Plan to obtain employee stock purchase plan treatment under
Section 423 of the Code or to comply with the requirements of Rule 16b-3 promulgated under the Exchange Act or any Nasdaq or securities exchange requirements.

            (b) The Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to employee stock purchase plans and/or to bring the Plan and/or rights granted under it into compliance therewith.

            (c) Rights and obligations under any rights granted before amendment of the Plan shall not be altered or impaired by any amendment of the Plan, except with the consent of the person to whom such rights were granted, or except as necessary to comply with any laws or governmental regulations, or except as necessary to ensure that the Plan and/or rights granted under the Plan comply with the requirements of Section 423 of the Code.

            14. DESIGNATION OF BENEFICIARY.

            (a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to the end of an Offering but prior to delivery to the participant of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death during an Offering.

            (b) Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its sole discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse,



                                       8.

dependent or relative is known to the Company, then to such other person as the Company may designate.

            15. TERMINATION OR SUSPENSION OF THE PLAN.

            (a) The Board in its discretion, may suspend or terminate the Plan at any time. No rights may be granted under the Plan while the Plan is suspended or after it is terminated.

            (b) Rights and obligations under any rights granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except as expressly provided in the Plan or with the consent of the person to whom such rights were granted, or except as necessary to comply with any laws or governmental regulation, or except as necessary to ensure that the Plan and/or rights granted under the Plan comply with the requirements of
Section 423 of the Code.

            16. EFFECTIVE DATE OF PLAN.

            The Plan shall become effective upon the Company's initial public offering of shares of common stock (the "Effective Date"), but no rights granted under the Plan shall be exercised unless and until the Plan has been approved by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted by the Board or the Committee, which date may be prior to the Effective Date.

                                       9.

                                GENE LOGIC INC.
                   PROXY SOLICITED BY THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 8, 2000

         The undersigned hereby appoints Michael J. Brennan, M.D., Ph.D., Mark
D. Gessler and Philip L. Rohrer, Jr., and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of stock of GENE LOGIC INC. which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of GENE LOGIC INC. to be held at the Company's executive offices, 708 Quince Orchard Road, Gaithersburg, Maryland 20878, on Thursday, June 8, 2000 at 3:00 p.m. local time, and at any and all postponements, continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSALS 2, 3 AND 4, AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH.

MANAGEMENT RECOMMENDS A VOTE FOR THE NOMINEES FOR DIRECTOR LISTED ON THE OTHER SIDE.

                  (CONTINUED AND TO BE SIGNED ON OTHER SIDE.)

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

Please mark your votes as indicated in this example.  [ X ]

[  ]    FOR all nominees listed below                 [  ]   WITHHOLD AUTHORITY
        (except as marked to the contrary                    to vote for all
        below).                                              nominees listed
                                                             below.

Proposal 1:       To elect two directors to hold office until the 2003 Annual
                  Meeting of Stockholders.

Nominees:  Charles L. Dimmler III and G. Anthony Gorry, Ph.D.

TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE(S) WRITE SUCH NOMINEE(S)' NAME(S) BELOW.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

Proposal 2:       To approve the Company's 1997 Equity Incentive Plan, as
                  amended, to increase the aggregate number of shares of Common
                  Stock authorized for issuance under such plan by 1,500,000 shares.

         [  ]  FOR            [  ]  AGAINST               [  ]  ABSTAIN

Proposal 3:       To approve an amendment to the Company's Employee Stock
                  Purchase Plan to increase the aggregate number of shares of Common Stock authorized for issuance under such plan by 250,000 shares.

         [  ]  FOR            [  ]  AGAINST               [  ]  ABSTAIN

Proposal 4:       To ratify selection of Ernst & Young LLP as independent
                  auditors of the Company for its fiscal year ending December
                  31, 2000.

         [  ]  FOR            [  ]  AGAINST               [  ]  ABSTAIN

                             MANAGEMENT RECOMMENDS
                        A VOTE FOR PROPOSALS 2, 3 AND 4.

PLEASE VOTE, DATE AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED RETURN ENVELOPE WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES.

                                         Dated
---------------------------------------       ------------------------
              Signature(s)

Please sign exactly as your name appears hereon. If the stock is registered in the names of two or more persons, each should sign. Executors, administrators, trustees, guardians and attorneys-in-fact should add their titles. If signer is a corporation, please give full corporate name and have a duly authorized officer sign, stating title. If signer is a partnership, please sign in partnership name by authorized person.

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